              __________________________________________________

                      D & K HEALTHCARE RESOURCES, INC.,
                       JARON, INC. and JEWETT DRUG CO.
              __________________________________________________





              __________________________________________________
              __________________________________________________


                          FIFTH AMENDED AND RESTATED
                         LOAN AND SECURITY AGREEMENT

                       Dated:  as of September 30, 2000


                               $130,000,000.00

              __________________________________________________
              __________________________________________________




==============================================================================

                          Fleet Capital Corporation

==============================================================================

                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----
SECTION 1.  CREDIT FACILITY                                                1
    1.1  Revolving Credit Loans                                            1
    1.2  Letters of Credit; LC Guaranties                                  2
    1.3  All Loans to Constitute One Obligation; Joint and Several
         Liability                                                         2
    1.4  Appointment of D&K as Agent                                       3

SECTION 2.  INTEREST, FEES AND CHARGES                                     3
    2.1  Interest                                                          3
    2.2  Computation of Interest and Fees                                  5
    2.5  Letter of Credit and LC Guaranty Fees                             5
    2.7  Reimbursement of Expenses                                         6

SECTION 3.  LOAN ADMINISTRATION                                            6
    3.1  Manner of Borrowing Revolving Credit Loans                        6
    3.2  Payments                                                          7
    3.3  Prepayments                                                       7
    3.4  Application of Payments and Collections                           7
    3.5  All Loans to Constitute One Obligation                            8
    3.6  Loan Account                                                      8
    3.7  Statements of Account                                             8

SECTION 4.  TERM AND TERMINATION                                           8
    4.1  Term of Agreement                                                 8
    4.2  Termination                                                       8

SECTION 5.  SECURITY  INTERESTS                                            9
    5.1  Security Interest in Collateral                                   9
    5.2  Lien Perfection; Further Assurances                               9

SECTION 6.  COLLATERAL ADMINISTRATION                                     10
    6.1  General                                                          10
    6.2  Administration of Inventory                                      11
    6.3  Payment of Charges                                               11

SECTION 7.  REPRESENTATIONS AND WARRANTIES                                11
    7.1  General Representations and Warranties                           11
    7.2  Continuous Nature of Representations and Warranties              15
    7.3  Survival of Representations and Warranties                       15

                                      i


SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS                           15
    8.1  Affirmative Covenants                                            15
    8.3  Specific Financial Covenants                                     20

SECTION 9.  CONDITIONS PRECEDENT                                          20
    9.1  Documentation                                                    21
    9.2  No Default                                                       21
    9.3  Other Loan Documents                                             21
    9.4  No Litigation                                                    21
    9.6  Environmental                                                    21
    9.7  No Material Adverse Change                                       21
    9.8  Fee Letter                                                       21

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT            21
    10.1  Events of Default                                               21
    10.2  Acceleration of the Obligations                                 23
    10.3  Other Remedies                                                  23
    10.4  Remedies Cumulative; No Waiver                                  24

SECTION 11.  MISCELLANEOUS                                                24
    11.1  Power of Attorney                                               24
    11.2  Indemnity                                                       25
    11.3  Modification of Agreement; Sale of Interest                     25
    11.4  Severability                                                    25
    11.5  Successors and Assigns                                          26
    11.6  Cumulative Effect; Conflict of Terms                            26
    11.7  Execution in Counterparts                                       26
    11.8  Notice                                                          26
    11.9  Lender's Consent                                                27
    11.10  Credit Inquiries                                               27
    11.11  Time of Essence                                                27
    11.12  Entire Agreement                                               27
    11.13  Interpretation                                                 27
    11.14  GOVERNING LAW; CONSENT TO FORUM                                27
    11.15  WAIVERS BY BORROWERS                                           28
    11.16  Private Sale; Commercial Reasonableness                        28
    11.14  Confidentiality                                                28

            FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

    THIS FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made as of the 30th day of September 2000, by and among FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at One North Franklin, Suite 3600, Chicago, IL 60606; and D & K HEALTHCARE RESOURCES, INC., a Delaware corporation ("D&K") and JARON, INC., a Florida corporation ("Jaron"), and each of which with its chief executive office and principal place of business at 8000 Maryland Avenue, St. Louis, Missouri 63105; and JEWETT DRUG CO. ("Jewett"), a South Dakota corporation with an office at ___________________________________________. (D&K, Jaron and Jewett are
sometimes hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

                            PRELIMINARY STATEMENT
                            ---------------------

    A. D&K, Jaron and Lender entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of August 7, 1998 (as amended from time to time, the "Fourth Restated Loan Agreement").

    B. D&K acquired all of the issued and outstanding shares of stock of Jewett, and now D&K, Jaron and Jewett wish to provide for a credit facility for their respective working capital needs.

    C. Borrowers and Lender now mutually desire to amend certain of the terms and provisions of the Fourth Restated Loan Agreement in accordance with the terms and conditions stated herein; and in connection therewith Lender and Borrowers now desire to amend and restate the Fourth Restated Loan Agreement in its entirety.

SECTION 1.  CREDIT FACILITY

    Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $130,000,000 available upon Borrower's request therefor, as follows:

    1.1.  Revolving Credit Loans.
          ----------------------

         1.1.1.  Loans and Reserves.  Lender agrees, for so long as no Default
                 ------------------
or Event of Default exists, to make Revolving Credit Loans to Borrowers from time to time, as requested by D&K for itself or as agent for the Borrowers in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time minus
                                                                        -----
reserves, if any. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrowers may otherwise request under this subsection, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrowers' business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrowers' Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by any Borrower to any
Person to the extent secured by a Lien on, or trust over, any Property of such Borrower; and (vi) such other matters, events, conditions or contingencies as to which Lender, in its sole credit judgment, determines reserves should be established from time to time hereunder. Borrowers may, from time to time, enter into contracts or hedging programs, which provide certain protections with respect to interest rate fluctuations. Lender may, from time to time (but has no obligation to), provide certain limited financial assurance to the provider of such products. In addition to the foregoing, and notwithstanding anything herein to the contrary, if Lender provides any such assurances, Lender may, in its sole discretion, establish reserves for any and all obligations, direct or indirect, liquidated or contingent, incurred by Lender in connection with Borrowers, or either of them obtaining or Lender guaranteeing any interest rate protection or hedging products (such obligations of Lender are sometimes herein collectively referred to as "Interest Rate Protection Obligations"), and (x)
                             ------------------------------------
without, in any way limiting any liability or other obligations which Borrowers shall have to Lender under any other document, instrument or agreement, Borrowers shall be jointly and severally liable to Lender to reimburse Lender for all Interest Rate Protection Obligations incurred by Lender in connection with such products and Lender may reimburse itself for any Interest Rate Protection Obligations by making a Revolving Credit Loan without request, approval or consent of Borrowers, and (y) the obligations of Borrowers to reimburse Lender for Interest Rate Protection Obligations are, without limitation, "Obligations", as defined in this Agreement, and (z) no Interest Rate Protection Obligations shall extend beyond the Original Term.

         1.1.2.  Use of Proceeds.  The Revolving Credit Loans shall be used
                 ---------------
solely for the expenses incurred in connection with closing this loan transaction and for Borrowers' general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable law.

    1.2.  Letters of Credit; LC Guaranties.  Lender agrees, for so long as no
          --------------------------------
Default or Event of Default exists and if requested by D&K on its own behalf or as agent for any Borrower, to (i) issue its, or cause to be issued its Affiliate's, Letters of Credit for the account of any Borrower, or (ii) execute LC Guaranties by which Lender or its Affiliate shall guaranty the payment or performance by any Borrower of its reimbursement obligations with respect to Letters of Credit and letters of credit issued for Borrower's account by any other Persons in support of such Borrower's obligations (other than obligations for the repayment of Money Borrowed), provided that the LC
                                                       --------
Amount at any time shall not exceed $25,000,000. No Letter of Credit or LC Guaranty may have an expiration date that is after the last day of the Original Term. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral, and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans.

    1.3.  All Loans to Constitute One Obligation; Joint and Several Liability.
          --------------------------------------------------------------------
All Loans and all other Obligations of the Borrowers hereunder shall constitute one general obligation of Borrowers, and shall be secured by Lender's security interest in and Lien upon all of the Collateral, and by all other security interests and Liens heretofore, now or at any time or times hereafter granted by any Borrower to Lender. The Borrowers shall be primarily and jointly and severally liable for all Obligations hereunder. If and to the extent a Borrower shall be deemed a guarantor of the other Borrowers hereunder, such Borrower's joint liability for any Loans made to the other Borrowers shall be deemed to be a guaranty of payment and performance, and not of collection. To the fullest extent permitted by law, each Borrower hereby waives promptness, diligence, notice of acceptance, and any other notices of any nature whatsoever with respect to any of the Obligations, and any requirement that the Lender protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against the other Borrowers or any other Person or entity or any Collateral. Each Borrower hereby agrees that it will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made hereunder or otherwise, until all of the Obligations shall have been paid in full and Lender shall be under no duty to extend credit to or for the benefit of any Borrower. If any amount shall be paid to a Borrower on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount(s) shall be held in trust for the sole benefit of Lender and shall forthwith be paid to Lender to be applied to the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement. If (i) any Borrower shall make payment to Lender of all or any part of the Obligations and (ii) all the Obligations shall be paid in full and Lender shall be under no duty to extend credit to or for the benefit of any Borrower, then Lender will, at such Borrower's request, execute and deliver to such Borrower appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Borrower of an interest in the Obligations resulting from such payment by such Borrower. The liability of each Borrower under this Section shall be absolute and unconditional irrespective of:

               (i) any change in the time, manner or place of payment of, or in any other term of, any of the Obligations, or any other amendment or waiver of or any consent to departure from this Agreement;

               (ii) any exchange, release or non-perfection of any Collateral or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; and

               (iii) any other circumstance which might otherwise constitute a defense available to, or discharge of, a Borrower or a guarantor of the Obligations.

    1.4.  Appointment of D&K as Agent.
          ---------------------------

         1.4.1.  Appointment of Agent  Borrowers hereby appoint their parent
                 --------------------
corporation, D&K, as their agent and attorney-in-fact to take any action, execute any document or instrument, consent or agree to any modification or amendment hereto or waiver of or departure from any of the terms hereof, to perform any Obligation of any Borrower hereunder, and to give or receive any notice by or to any Borrower hereunder. Without limiting the generality of the foregoing, D&K may request Loans or incur any other Obligation for the account of any Borrower, may elect on behalf of the Borrowers to have interest accrued pursuant to Section 2.1.3 hereof, shall prepare and deliver to Lender all reports concerning the Collateral and all financial statements required by this Agreement, and each Borrower shall be fully bound by the statements and actions of D&K acting as agent hereunder. Lender shall be entitled to rely absolutely and without duty of inquiry or investigation upon any agreement, request, communication or other notice given by D&K hereunder. Any notice given by Lender to D&K shall be deemed given to all Borrowers, whether or not this Agreement specifically so provides. This appointment of D&K as agent shall be irrevocable, and Lender shall have no duty to act in accordance with any direction given by any other Borrower. This provision is intended, among other things, to protect Lender against inconsistent directions given by individual Borrowers. It shall be a condition to Lender's obligations hereunder that each Borrower shall at all times have appointed a single entity as its agent, which agent shall be acceptable to Lender in its sole discretion.

         1.4.2.  Revolving Credit Loans.  The Borrowers direct the Lender to
                 ----------------------
disburse the proceeds of the Revolving Credit Loans to or at the direction of D&K as its agent, as specifically set forth in Section 1.4.1 above.

SECTION 2.   INTEREST, FEES AND CHARGES.

    2.1.  Interest.
          --------

         2.1.1.  Interest Rate.  The Borrowers shall pay interest on the
                 -------------
unpaid principal amount of each Revolving Credit Loan and any other Obligation for payment of money from the due date at the applicable interest rates set forth below.

         2.1.2.  LIBO Rate Loans.  So long as no Default or Event of Default
                 ---------------
exists hereunder, and except to the extent that D&K, on its own behalf and as agent for the Borrowers, shall elect to pay interest on any Revolving Credit Loan pursuant to Section 2.1.3 below, the Borrowers shall pay interest on (i) each Revolving Credit Loan, from and including the date of such Loan and (ii) any other Obligation under the Loan Documents for the payment of money from the due date thereof, in either case at a fluctuating interest rate per annum in effect from time to time equal to the LIBO Rate plus the Applicable Margin with respect to the LIBO Rate. The foregoing rate of interest shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the LIBO Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the LIBO Rate becomes effective. The LIBO Rate in effect on the Closing Date shall be the LIBO Rate effective as of the opening of business on the Closing Date.

         2.1.3.  Base Rate Loans  D&K, on its own behalf and as agent for the
                 ---------------
Borrowers, may from time to time elect to have the interest on all (but not a portion of) the outstanding Revolving Credit Loans determined and payable at a floating rate equal to the Base Rate plus the Applicable Margin with respect to the Base Rate by written notice to the Lender, such notice to be received by the Lender before 10:00 a.m. (Milwaukee, Wisconsin time) on the day on which such conversion is to take effect. Notwithstanding any election by Borrowers, upon and after the occurrence of an Event of Default, and during the continuation thereof, Lender may at its sole option elect to have the interest of the outstanding Revolving Credit Loans determined and payable at the Default Rate. After the date hereof, the foregoing rate of interest shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date of the election to have the Revolving Credit Loans bear interest at the Base Rate plus the Applicable Margin shall be the Base Rate effective as of the opening of business on such date.

         2.1.4.  Illegality; Impracticality.  If it shall become unlawful for
                 --------------------------
Bank, Lender or any Participating Lender to obtain funds in the London interbank market in order to fund or maintain LIBO Rate Loans or otherwise to perform its obligations hereunder with respect to any such Loans, upon at least five (5) Business Days' notice by Lender to D&K the rate of interest on all such LIBO Rate Loans shall thereupon be determined under Section 2.1.3, and the right of D&K, on its own behalf and as agent for the Borrowers, to have interest accrue on any Loan at the LIBO Rate plus the percentage set forth herein shall thereupon terminate. Notwithstanding any other provision of this Agreement to the contrary, if, during any period in which interest at the LIBO Rate plus a percentage is to be charged on any Loan, (i) deposits in U.S. dollars for thirty-day periods are not available to the Bank in the London interbank market, or (ii) the LIBO Rate plus the percentage set forth herein will not adequately and fairly reflect the cost to Lender or any Participating Lender of making or maintaining the related LIBO Rate Loan, or
(iii) by reason of national or international financial, political or economic conditions or by reason of any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or the interpretation or administration thereof by any governmental authority, or compliance by the Bank, Lender or any Participating Lender with any request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, it is impracticable, unlawful or impossible for Bank, Lender or any Participating Lender to make or continue the relevant LIBO Rate Loan, then D&K, on its own behalf and as agent for the Borrowers, shall not be entitled, so long as such circumstances continue, to continue to have interest accrue on any Loan be at the LIBO Rate plus the Applicable Margin with respect to the LIBO Rate.

         2.1.5.  Increased Costs.  If, on or after the date hereof, the
                 ---------------
introduction of or any change in, or in the interpretation of, any law or regulation or the compliance by Lender or any Participating Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against all or any assets held by, deposits or accounts with, or credit extended by or to, Lender or any Participating Lender, or impose on Bank, Lender, any Participating Lender or the London interbank market any other condition affecting the LIBO Rate Loans, or its obligation to make LIBO Rate Loans; or

               (ii) subject Bank, Lender or any Participating Lender to, or cause the termination or reduction of a previously granted exemption with respect to, any tax, levy, impost, deduction, charge or withholding with respect to the LIBO Rate Loans, the Note or Lender's obligation to make LIBO Rate Loans, or change the basis of taxation of payment to Lender or any Participating Lender of the principal of or interest on its Loans or any other amounts under this Agreement (except for a change in the rate of tax on the overall net income of Lender or any Participating Lender imposed by any applicable jurisdiction), and the result of any of the foregoing events is to increase the cost to Bank, Lender or any Participating Lender of agreeing to make or making, funding, or maintaining its LIBO Rate Loans, or to reduce the amount of any sums received or receivable by Lender under this Agreement or the Note, then, the Borrowers shall from time to time, not later than thirty (30) days after Lender's demand therefor, pay such additional amounts as will compensate Lender for such increased cost or reduced amount. A certificate of Lender submitted to D&K, setting forth the amounts of such increased costs or reduced amount and the additional amounts to be paid to Lender or any Participating Lender (as applicable) under this Section shall be conclusive in the absence of manifest error.

         2.1.6.  Minimum Interest Rate.  Notwithstanding the foregoing, in no
                 ---------------------
event shall the per annum rate of interest on any Revolving Credit Loan be less than five percent (5.0%). Interest in all cases shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof.

         2.1.7.  Default Rate.  Upon and after the occurrence of an Event of
                 ------------
Default, and during the continuation thereof, the principal amount of the Obligations under this Loan Agreement shall bear interest, calculated daily (computed on the actual days elapsed over a year of 360 days), at a fluctuating rate per annum equal to three and one-quarter percent (3.25%) above the interest rate that would otherwise apply under Sections 2.1.2 and
2.1.3 hereof (the "Default Rate").

         2.1.8.  Usury.  In no contingency or event whatsoever shall the
                 -----
aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, Lender shall apply any such excess to any Obligation hereunder then due and payable and shall promptly refund amounts not so applied to Borrowers and such rate shall automatically be reduced to the maximum rate permitted by such law.

    2.2.  Computation of Interest and Fees.  Interest, Letter of Credit and
          --------------------------------
LC Guaranty fees, unused line fees and collection charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the same Business Day as receipt by Lender of such items in Lender's account located in Chicago, Illinois.

    2.3.  Letter of Credit and LC Guaranty Fees.  Borrowers shall pay to
          -------------------------------------
Lender:

               (i) for standby Letters of Credit and LC Guaranties of standby Letters of Credit outstanding from time to time during the term of this Agreement, a per annum fee equal to the product of (i) the Applicable Margin for LIBO Rate loans in effect on the date of issuance of the Letter of Credit or LC Guaranty times (ii) the aggregate face amount of each such Letter of Credit and LC Guaranty, which fee shall be deemed fully earned upon issuance of each such Letter of Credit or LC Guaranty and shall be due and payable upon the issuance of such Letter of Credit or execution of such LC Guaranty, plus all normal and customary charges associated with the issuance
         ----
         thereof, which charges shall be deemed fully earned upon issuance of each such Letter of Credit or LC Guaranty, shall be due and payable on the first Business Day of each month and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; and

               (ii) for documentary Letters of Credit and LC Guaranties of documentary Letters of Credit outstanding from time to time during the term of this Agreement, a per annum fee equal to the product of
         (i) the Applicable Margin for LIBO Rate loans in effect on the date of issuance of the Letter of Credit or LC Guaranty times (ii) the aggregate face amount of each such Letter of Credit and LC Guaranty, and an additional per annum fee equal to the product of (x) the Applicable Margin for LIBO Rate loans in effect on the date of issuance of the Letter of Credit or LC Guaranty times (y) the aggregate face amount of each such Letter of Credit and LC Guaranty for each renewal and each extension thereof plus the normal and
                                                     ----
         customary charges associated with the issuance and administration of each such Letter of Credit or LC Guaranty (which fees and charges shall be fully earned upon issuance, renewal or extension
         (as the case may be) of each such Letter of Credit or LC Guaranty, shall be due and payable on the first Business Day of each month, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason).

    2.4.  Reimbursement of Expenses.  If, at any time or times regardless of
          -------------------------
whether or not an Event of Default then exists, Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, any Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrowers' affairs; (iv) any attempt to enforce any rights of Lender against any Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrowers. All amounts chargeable to Borrowers under this Section shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender or to such Participating Lender, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Revolving Credit Loans from time to time. Borrowers shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

SECTION 3.  LOAN ADMINISTRATION.

    3.1.  Manner of Borrowing Revolving Credit Loans.  Borrowings under the
          ------------------------------------------
credit facility established pursuant to Section 1 hereof shall be as follows:

         3.1.1.  Loan Requests.  A request for a Revolving Credit Loan shall
                 -------------
be made, or shall be deemed to be made, in the following manner: (i) D&K on its own behalf or as agent for any Borrower may give Lender notice of its intention to borrow, in which notice D&K shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. central time on the proposed borrowing date, provided, however, that no such
                                             --------
request may be made at a time when there exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to D&K, Lender may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by D&K. Unless D&K specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from any Borrower, Lender shall have no liability to any Borrower for any loss or damage suffered by such Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by D&K, for itself or as agent for any Borrower, and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

         3.1.2.  Disbursement.  Borrowers hereby irrevocably authorize Lender
                 ------------
to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from D&K, for itself and as agent for the Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by D&K, for itself or as agent for any Borrower and Lender from time to time or elsewhere if pursuant to a written direction from D&K, for itself or as agent for any Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

         3.1.3.  Authorization.  Borrowers hereby irrevocably authorize
                 -------------
Lender, in Lender's sole discretion, to advance to Borrowers, and to charge to Borrowers' Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by any Borrower to Lender hereunder.

    3.2.  Payments.  Except where evidenced by notes or other instruments
          --------
issued or made by any Borrower to Lender specifically containing payment provisions which are in conflict with this Section (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

         3.2.1.  Principal.  Principal payable on account of Revolving Credit
                 ---------
Loans shall be payable by Borrowers to Lender immediately upon the earliest of (i) the receipt by Lender or Borrower of any proceeds of any of the Collateral (after any prior liens thereon are paid in full), to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist at any time,
        --------  -------
Borrowers shall, on demand, repay the Overadvance.

         3.2.2.  Interest.  Interest accrued on account of Revolving Credit
                 --------
Loans shall be due on the earliest of (1) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (2) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or (3) termination of this Agreement pursuant to
Section 4 hereof.

         3.2.3.  Costs, Fees and Charges.  Costs, fees and charges payable
                 -----------------------
pursuant to this Agreement shall be payable by Borrowers as and when provided in Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

         3.2.4.  Other Obligations.  The balance of the Obligations requiring
                 -----------------
the payment of money, if any, shall be payable by Borrowers to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

    3.3.  Prepayments.
          -----------

         3.3.1.  Proceeds of Sale, Loss, Destruction or Condemnation of
                 ------------------------------------------------------
Collateral.  If any of the Collateral is lost, damaged or destroyed or taken
----------
by condemnation, Borrowers shall pay to Lender, unless otherwise agreed by Lender, as and when received by Borrowers and as a mandatory prepayment of the Loans, a sum equal to the proceeds (including insurance payments) received by Borrowers from such sale, damage, loss, destruction or condemnation.

         3.3.2.  Other Mandatory Prepayments.  Borrowers shall pay to Lender,
                 ---------------------------
unless otherwise agreed by Lender, as and when received by Borrowers and as a mandatory prepayment of the Loans, a sum equal to the proceeds received by Borrowers as a result of any tax refund, indemnity payment, pension reversion or issuance of additional debt or equity of the Borrowers.

    3.4.  Application of Payments and Collections.  All items of payment
          ---------------------------------------
received by Lender by 12:00 noon, central time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, central time, on any Business Day shall be deemed received on the following Business Day. Borrowers irrevocably waive the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrowers, and Borrowers do hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by this Agreement a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers, but shall be available to Borrowers at any time or times for so long as no Default or Event of Default exists.

    3.5.  All Loans to Constitute One Obligation.  The Loans shall constitute
          --------------------------------------
one general Obligation of Borrowers, and shall be secured by Lender's Lien upon all of the Collateral.

    3.6.  Loan Account.  Lender shall enter all Loans as debits to the Loan
          ------------
Account and shall also record in the Loan Account all payments made by Borrowers on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrowers.

    3.7.  Statements of Account.  Lender will account to D&K monthly with a
          ---------------------
statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrowers unless Lender is notified by D&K in writing to the contrary within 60 days of the date each accounting is mailed to D&K. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 4.  TERM AND TERMINATION

    4.1.  Term of Agreement.  Subject to Lender's right to cease making Loans
          -----------------
to Borrowers upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period from the date hereof, through and including August 7, 2002 (the "Original Term").

    4.2.  Termination.
          -----------

         4.2.1.  Termination by Lender.  Lender may terminate this Agreement
                 ---------------------
without notice upon or after the occurrence of an Event of Default.

         4.2.2.  Termination by Borrower.  Upon at least 30 days prior written
                 -----------------------
notice to Lender, D&K in its own behalf and as agent for the Borrowers, may, at its option, terminate this Agreement; provided, however, no such
                                         --------  -------
termination shall be effective until Borrowers have paid all of the Obligations in immediately available funds and all Letters of Credit and LC Guaranties have expired or have been secured by cash collateral to Lender's satisfaction. Any notice of termination given by D&K shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrowers may elect to terminate this Agreement in its entirety only, and no Borrower may terminate this Agreement or its liability hereunder unless all Borrowers terminate this Agreement. No section of this Agreement or type of Loan available hereunder may be terminated singly.

         4.2.3.  Termination Charges.  At the effective date of termination
                 -------------------
of this Agreement prior to the end of the Original Term for any reason, Borrowers shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 1.0% of the average of each month's Average Monthly Loan Balance for the period from the date of this Agreement through the effective date of such termination, provided,
                                                               --------
however, that the termination fee shall not be less than $400,000 or more
-------
than $450,000, regardless of the Average Monthly Loan Balance. If termination occurs on the last day of the Original Term or any extension of the Original Term (provided, that Lender has no obligation to extend the Original Term), no termination charge shall be payable.

         4.2.4.  Effect of Termination.  All of the Obligations shall be
                 ---------------------
immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrowers have irrevocably paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrowers or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrowers and by any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5.  SECURITY  INTERESTS

    5.1.  Security Interest in Collateral.  To secure the prompt payment and
          -------------------------------
performance to Lender of the Obligations, Borrowers hereby grant to Lender a continuing Lien upon all of the following Property and interests in Property of each of the Borrowers (but specifically excluding any Accounts and General Intangibles and related rights which are, from time to time, owned or purported to be owned by, or are subject to a security interest for the benefit of, a party other than any of the Borrowers as a result of a transfer pursuant to the Securitization Documents), whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

               (i)    Accounts;

               (ii)   Inventory;

               (iii)  General Intangibles;

               (iv)   Investment Property;

               (v) Any stock of any Subsidiary, whether now owned or hereafter acquired, including but not limited to all stock of Jaron and Jewett, and all stock of PBI whether now owned or hereafter acquired by D&K.

               (vi) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

               (vii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (v) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

               (viii) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records and all records of purchases and sales of prescription drugs and controlled substances required to be kept by the Federal or any state government or agency thereof) of Borrower pertaining to any of (i) through (vi) above.

    5.2.  Lien Perfection; Further Assurances.  Borrowers shall execute such
          -----------------------------------
UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, each Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrowers shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

SECTION 6.  COLLATERAL ADMINISTRATION

    6.1.  General
          -------

         6.1.1.  Location of Collateral.  All Collateral, other than Inventory
                 ----------------------
in transit and motor vehicles, will at all times be kept by Borrowers and their respective Subsidiaries at one or more of the business locations set forth in EXHIBIT B hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business; and
(ii) the storage of Inventory at locations within the continental United States other than those shown on EXHIBIT B if (A) Borrowers give Lender written notice of the new storage location at least thirty (30) days prior to storing Inventory at such location, (B) Lender's security interest in such Inventory is and continues to be a duly perfected, first priority Lien thereon (subject only to Permitted Liens), (C) neither Borrowers' nor Lender's right of entry upon the premises where such Inventory is stored, or its right to remove the Inventory therefrom, in any way is restricted, (D) the owner of such premises agrees in writing pursuant to a waiver agreement, in form and substance acceptable to Lender, among other things, not to assert any landlord's, bailee's or other Lien in respect of the Inventory for unpaid rent or storage charges, and (E) all negotiable documents and receipts in respect of any Collateral maintained at such premises are delivered promptly to Lender.

         6.1.2.  Insurance of Collateral.  Borrowers shall maintain and pay
                 -----------------------
for insurance upon all Collateral wherever located and with respect to Borrowers' business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrowers shall deliver the originals of such policies to Lender with satisfactory lender's loss payable endorsements, naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrowers or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy.

In the event Borrowers, at any time, fail to provide Lender with evidence of the insurance coverage as required by this Agreement, Lender may, but shall not be obligated to, purchase the insurance coverage at Borrowers' expense to protect Lender's interests in the Collateral. Such insurance may, but need not, protect Borrowers' interests. The insurance coverage that Lender purchases on behalf of Borrowers may not pay any claim that Borrowers make or any claim that is made against Borrowers in connection with the Collateral. Borrowers may later cancel any insurance coverage purchased by Lender, but only after providing Lender with evidence that insurance coverage has been obtained as provided for in this Agreement. In the event Lender purchases all or any portion of the insurance coverage for the Collateral or as otherwise required hereunder, Borrowers will be responsible for all costs and expenses of such insurance coverage, with the purchase of the insurance coverage including, but not limited to interest and any other charges imposed by Lender in connection with the purchase of the insurance coverage until the effective date of the cancellation or expiration of the insurance coverage. The costs and expenses of any insurance coverage purchased by Lender shall be added to the Obligations. Borrowers acknowledge that the costs and expenses of the insurance coverage purchased by Lender pursuant hereto may be more than the cost of insurance Borrowers may be able to obtain on their own. Borrowers shall deliver to Lender in kind, all instruments representing proceeds of insurance received by Borrowers. Borrowers agree to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

Pursuant to Mo. Rev. Stat. Sec. 427.120, Borrower acknowledges receipt of the following notice:

"Unless you [Borrower] provide evidence of the insurance coverage required by your agreement with us [Lender], we may purchase insurance at you expense to protect our interests in your collateral. This insurance may, but need not, protect your interests. The coverage that we purchase may not pay any claim that you make or any claim that is made against you in connection with the collateral. You may later cancel any insurance purchased by us, but only after providing evidence that you have obtained insurance as required by our agreement. If we purchase insurance for the collateral, you will be responsible for the costs of that insurance, including the insurance premium, interest and any other charges we may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to your total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance you may be able to obtain on your own."

         6.1.3.  Protection of Collateral.  All expenses of protecting,
                 ------------------------
storing, warehousing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrowers therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrowers' sole risk.

    6.2.  Administration of Inventory.
          ---------------------------

         6.2.1.  Records and Reports of Inventory.  Borrowers shall keep
                 --------------------------------
accurate and complete records of all Inventory. Borrowers shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each week, not later than each Monday, for the immediately preceding week, or more frequently if requested by Lender. Borrowers shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request. No Inventory will at any time be misbranded or adulterated, and all Inventory shall bear all labels and warnings required by all federal or state laws, rules and regulations.

         6.2.2.  Returns of Inventory.  If at any time or times hereafter any
                 --------------------
Account Debtor returns to Borrowers any Inventory the shipment of which generated an Account on which such Account Debtor is obligated in excess of $250,000, Borrowers shall immediately notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

         6.2.3.  Inventory Appraisal.  On or prior to December 31, 2000 and on
                 -------------------
or prior to each December 31st thereafter, Borrowers, at their sole cost and expense, shall provide Lender with an appraisal of the Inventory in a form and substance acceptable to Lender containing the orderly liquidation value of the Inventory. Said appraisal shall be conducted and prepared by a third-party independent appraiser acceptable to the Lender.

    6.3.  Payment of Charges.  All amounts chargeable to Borrowers under
          ------------------
Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolving Credit Loans from time to time.

SECTION 7.  REPRESENTATIONS AND WARRANTIES

    7.1.  General Representations and Warranties.  To induce Lender to enter
          --------------------------------------
into this Agreement and to make advances hereunder, Borrowers jointly and severally warrant, represent and covenant to Lender that:

         7.1.1.  Organization and Qualification.  Each Borrower and each of
                 ------------------------------
their respective Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Borrower and each of their respective Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on EXHIBIT C hereto and in all other states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary and in which the failure of such Borrower or any of its Subsidiaries to be so qualified would have a material adverse effect on the financial condition, business or Properties of such Borrower or any of its Subsidiaries.

         7.1.2.  Corporate Power and Authority.  Each Borrower and each of
                 -----------------------------
their respective Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of any Borrower or any of its Subsidiaries; (ii) contravene any Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause any Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries.

         7.1.3.  Legally Enforceable Agreement.  This Agreement is, and each
                 -----------------------------
of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding joint and several obligation of each Borrower and each of their respective Subsidiaries enforceable against each such entity in accordance with its respective terms.

         7.1.4.  Capital Structure.  EXHIBIT D hereto states (i) the correct
                 -----------------
name of each of the Subsidiaries of each Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by such Borrower,
(ii) the name of all of each Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of each Borrower and each Subsidiary of such Borrower and (iv) the number of authorized, issued and treasury shares of each Borrower and each Subsidiary of such Borrower. Each Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Borrower or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon any of any Borrower's shareholders relating to the ownership of its shares of capital stock.

         7.1.5.  Corporate Names.  Neither Borrowers nor any of their
                 ---------------
respective Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on EXHIBIT E hereto. Except as set forth on EXHIBIT E, neither Borrowers nor any of their respective Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

         7.1.6.  Business Locations; Agent for Process.  Each Borrower's and
                 -------------------------------------
its Subsidiaries' chief executive office and other places of business are as listed on EXHIBIT B hereto. During the preceding one-year period, neither Borrowers nor any of their respective Subsidiaries has had an office, place of business or agent for service of process other than as listed on EXHIBIT
B. Except as shown on EXHIBIT B, no Inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

         7.1.7.  Title to Properties; Priority of Liens.  Each Borrower and
                 --------------------------------------
its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Each Borrower has paid or discharged all lawful claims, which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

         7.1.8.  Financial Statements; Fiscal Year.  The consolidated and
                 ---------------------------------
consolidating balance sheets of Borrowers and such other Persons described therein (including the accounts of all Subsidiaries of Borrowers for the respective periods during which a Subsidiary relationship existed) as of June 30, 2000, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Borrowers and such Persons at such dates and the results of Borrowers' operations for such periods. Since June 30, 2000, there has been no material change in the condition, financial or otherwise, of Borrowers and such other Persons as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real Property owned by any Borrower or such other Persons, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of each Borrower and its Subsidiaries ends on June 30 of each year.

         7.1.9.  Full Disclosure.  The financial statements referred to in
                 ---------------
subsection 7.1.8 hereof do not, nor does this Agreement or any other written statement of Borrowers to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrowers have failed to disclose to Lender in writing which materially affects adversely or, so far as Borrowers can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of any Borrowers or any of its Subsidiaries or the ability of any Borrowers or its Subsidiaries to perform this Agreement or the other Loan Documents.

         7.1.10.  Solvent Financial Condition.  Each Borrower and its
                  ---------------------------
Subsidiaries is now and, after giving effect to the Loans to be made and the Letters of Credit and LC Guaranties to be issued hereunder, at all times will be, Solvent.

         7.1.11.  Surety Obligations.  No Borrower nor any of its Subsidiaries
                  ------------------
is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

         7.1.12.  Taxes.  D&K's federal tax identification number is
                  -----
43-1465483. Jaron's federal tax identification number is 65-0662045. Jewett's federal tax identification number is 46-0151530. The federal tax identification number of each of Borrowers' Subsidiaries is shown on EXHIBIT
F hereto. Each Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrowers maintain reasonable reserves on its books therefor. The provision for taxes on the books of Borrowers and their Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

         7.1.13.  Brokers.  There are no claims for brokerage commissions,
                  -------
finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

         7.1.14.  Patents, Trademarks, Copyrights and Licenses. Each Borrower
                  --------------------------------------------
and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on EXHIBIT G hereto.

         7.1.15.  Governmental Consents.  Each Borrower and its Subsidiaries
                  ---------------------
has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

         7.1.16.  Compliance with Laws.  Each Borrower and its Subsidiaries
                  --------------------
has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to such Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to such Borrower or any of its Subsidiaries under any such law, rule or regulation. Each Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. Sec. 201 et seq.), as amended.
                                                 -- ---

         7.1.17.  Restrictions.  No Borrower nor any of such Borrower's
                  ------------
Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. No Borrower nor any of such Borrower's Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on EXHIBIT H hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by such Borrower or any of its Subsidiaries, as applicable.

         7.1.18.  Litigation.  Except as set forth on EXHIBIT I hereto, there
                  ----------
are no actions, suits, proceedings or investigations pending, or to the knowledge of any Borrower, threatened, against or affecting any Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of any Borrower or any of its Subsidiaries. No Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

         7.1.19.  No Defaults.  No event has occurred and no condition exists
                  -----------
which would, upon or after the execution and delivery of this Agreement or Borrowers' performance hereunder, constitute a Default or an Event of Default. No Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

         7.1.20.  Leases.  EXHIBIT J hereto is a complete listing of all
                  ------
capitalized leases of each Borrower and its Subsidiaries and EXHIBIT K hereto is a complete listing of all operating leases of each Borrower and its Subsidiaries. Each Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

         7.1.21.  Pension Plans.  Except as disclosed on EXHIBIT L hereto, no
                  -------------
Borrower nor any of its Subsidiaries has any Plan. Each Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of any Borrower or any of its Subsidiaries exists in connection with any Plan. No Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

         7.1.22.  Trade Relations.  There exists no actual or threatened
                  ---------------
termination, cancellation or limitation of, or any modification or change in, the business relationship between any Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of such Borrower or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely any Borrower or any of its Subsidiaries or prevent any Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

         7.1.23.  Labor Relations.  Except as described on EXHIBIT M hereto,
                  ---------------
no Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of any Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

         7.1.24.  Environmental Matters.  Except as described in EXHIBIT N,
                  ---------------------
each Borrower and its Subsidiaries and/or each property, operations and facility that any Borrower or any Subsidiary may own, operate or control (i) is in compliance with, in all material respects, all applicable Environmental Laws; (ii) is not subject to any judicial or administrative proceeding or order alleging the violation of any Environmental Law; (iii) has not received any written notice (A) that it may be in violation of any Environmental Law,
(B) threatening the commencement of any proceeding relating to any Adverse Environmental Condition, (C) alleging that it is or may be responsible (in whole or in part) for any Adverse Environmental Condition, or (D) ordering or directing any Borrower or any Subsidiary to take any action or refrain from taking any action because of an Adverse Environmental Condition; (iv) to the best of each Borrower's knowledge, is not the subject of any federal, state or local investigation evaluating whether any investigation, remedial action or other response is needed to respond to an Adverse Environmental Condition; and (v) has not filed any notice indicating or reporting any Adverse Environmental Condition except for such notices or reports required by Environmental Laws as a result of routine business operations.

         7.1.25.  Securitization.  No default has occurred under any of the
                  --------------
Securitization Documents

    7.2.  Continuous Nature of Representations and Warranties.  Each
          ---------------------------------------------------
representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of any Borrower's or its Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement.

    7.3.  Survival of Representations and Warranties.  All representations
          ------------------------------------------
and warranties of Borrowers contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS

    8.1.  Affirmative Covenants.  During the term of this Agreement, and
          ---------------------
thereafter for so long as there are any Obligations to Lender, each Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

         8.1.1.  Visits and Inspections.  Permit representatives of Lender,
                 ----------------------
from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of each Borrower and each of its Subsidiaries, inspect, audit (which shall, prior to a Default, be at Lender's cost) and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, such Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

         8.1.2.  Notices.  Promptly notify Lender in writing of the occurrence
                 -------
of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

         8.1.3.  Financial Statements.  Keep, and cause each Subsidiary to
                 --------------------
keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender and to each Participating Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless such Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

               (i) not later than 90 days after the close of each fiscal year of Borrowers, unqualified audited financial statements of each Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrowers but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

               (ii) not later than 30 days after the end of each month hereafter, including the last month of each Borrower's fiscal year, unaudited interim financial statements of each Borrower and its Subsidiaries as of the end of such month and of the portion of such Borrower's financial year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of such Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of each Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

               (iii) as soon as possible, but no later than 30 days after the close of each fiscal year of the Borrowers, monthly Projections for all Borrowers for the following year on a consolidated and consolidating basis;

               (iv) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which any Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which any Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

               (v) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan; and

               (vi) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or any Borrower's and any of such Borrower's Subsidiaries' financial condition or results of operations.

               Concurrently with the delivery of the financial statements described in clause (i) of this subsection, each Borrower shall forward to Lender a copy of the accountants' letter to such Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of such Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection, or more frequently if requested by Lender, each Borrower shall cause to be prepared and furnished to

Lender a Compliance Certificate in the form of EXHIBIT O hereto executed by the Chief Financial Officer of such Borrower.

         8.1.4.  Landlord and Storage Agreements.  Provide Lender with copies
                 -------------------------------
of all agreements between any Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

         8.1.5.  Intentionally Omitted.
                 ---------------------

         8.1.6.  Subordinations.  Provide Lender with a debt subordination
                 --------------
agreement, in form and substance satisfactory to Lender, executed by such Borrower and any Person who is an officer, director or Affiliate of such Borrower to whom such Borrower is or hereafter becomes indebted for Money Borrowed, subordinating in right of payment and claim all of such Indebtedness and any future advances thereon to the full and final payment and performance of the Obligations.

         8.1.7.  Further Assurances.  At Lender's request, promptly execute or
                 ------------------
cause to be executed and delivered to Lender any and all documents, instruments and agreements deemed necessary by Lender to perfect or to continue the perfection of Lender's Liens, to facilitate the collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, if any of the Accounts, the face value of which exceeds $10,000, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, Borrowers shall promptly notify Lender thereof in writing and shall execute any instruments and take any other action required or requested by Lender to comply with the provisions of the Federal Assignment of Claims Act.

         8.1.8.  Compliance with Subordination Agreements and Intercreditor
                 ----------------------------------------------------------
Agreement.  Comply at all times (within any applicable grace or cure period)
---------
with all the terms of the Subordination Agreements and the Intercreditor Agreement, to the extent not inconsistent with this Agreement.

    8.2.  Negative Covenants.  During the term of this Agreement, and
          ------------------
thereafter for so long as there are any Obligations to Lender, each Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

         8.2.1.  Mergers; Consolidations; Acquisitions.  Except as otherwise
                 -------------------------------------
provided in this Section 8.2.1, merge or consolidate, or permit any Subsidiary of any Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person; provided that (i) the consolidation of PBI with D&K shall not constitute a violation of this covenant so long as such consolidation does not involve a merger and so long as D&K does not become directly or indirectly liable for any Indebtedness of PBI; and (ii) the Borrowers may make acquisitions of the Properties of any Person so long as the aggregate purchase price (however structured or denominated) for all acquisitions by the Borrowers for any fiscal year does not exceed $5,000,000, and further provided that in connection with any acquisition, goodwill does not increase by more than $1,000,000.

         8.2.2.  Loans.  Make, or permit any Subsidiary of any Borrower to
                 -----
make, any loans or other advances of money (other than pursuant to the Securitization Documents, and other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person in excess of $250,000, and with an aggregate of not more than $750,000 outstanding at any time.

         8.2.3.  Total Indebtedness.  Create, incur, assume, or suffer to
                 ------------------
exist, or permit any Subsidiary of any Borrower to create, incur or suffer to exist, any Indebtedness, except:

               (i)    Obligations owing to Lender;

               (ii) Subordinated Debt existing on the date of this Agreement;

               (iii) Indebtedness of any Subsidiary of any Borrower to such Borrower;

               (iv) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 60 days from billing date or more than 30 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower or such Subsidiary and its independent accountants;

               (v)    Obligations to pay Rentals permitted by subsection
         8.2.13;

               (vi)   Permitted Purchase Money Indebtedness;

               (vii) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; and

               (viii) Indebtedness pursuant to the Securitization Documents.

         8.2.4.  Affiliate Transactions.  Enter into, or be a party to, or
                 ----------------------
permit any Subsidiary of any Borrower to enter into or be a party to, any transaction with any Affiliate of such Borrower or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to such Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Borrower or such Subsidiary. The parties hereto acknowledge that the conduct by Borrowers or their Subsidiaries of the transactions contemplated by and in accordance with the Securitization Documents shall not violate the provisions of this Section.

         8.2.5.  Limitation on Liens.  Create or suffer to exist, or permit
                 -------------------
any Subsidiary of any Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

               (i)    Liens at any time granted in favor of Lender;

               (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.12 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

               (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

               (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

               (v) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or another such Subsidiary;

               (vi)   such other Liens as appear on EXHIBIT P hereto;

               (vii)  Liens arising out of the Securitization Documents; and

               (viii) such other Liens as Lender may hereafter approve in writing.

         8.2.6.  Subordinated and Intercreditor Debt.  Make, or permit any
                 -----------------------------------
Subsidiary of any Borrower to make, any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the Subordination Agreement relative thereto.

         8.2.7.  Distributions.  Declare or make, or permit any Subsidiary of
                 -------------
Borrower to declare or make, any Distributions, except for dividends of Jaron to D&K, provided that not less than 5 business days prior to the payment of such dividend, D&K shall give Lender written notice describing the amount of such dividend.

         8.2.8.  Capital Expenditures.  Make Capital Expenditures (including,
                 --------------------
without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $4,000,000 during any fiscal year of Borrowers.

         8.2.9.  Disposition of Assets.  Sell, lease or otherwise dispose of
                 ---------------------
any of, or permit any Subsidiary of any Borrower to sell, lease or otherwise dispose any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) disposition of worn out, obsolete or damaged Equipment in the ordinary course of business, (iii) transfer of Property to a Borrower by a Subsidiary of such Borrower, (iv) dispositions expressly authorized by this Agreement or (v) dispositions under or pursuant to the Securitization.

         8.2.10.  Stock of Subsidiaries.  Permit any of its Subsidiaries to
                  ---------------------
issue any additional shares of its capital stock except director's qualifying shares.

         8.2.11.  Bill-and-Hold Sales, Etc.  Make a sale to any customer on a
                  ------------------------
bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

         8.2.12.  Restricted Investment.  Make or have, or permit any
                  ---------------------
Subsidiary of any Borrower to make or have, any Restricted Investments in excess of $1,500,000 in the aggregate.

         8.2.13.  Leases.  Become, or permit any of its Subsidiaries to
                  ------
become, a lessee under any operating lease (other than a lease under which a Borrower or any of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which Borrowers or any of their Subsidiaries is then lessee would exceed $3,000,000. The term "Rentals" means, as of the date of determination, all payments, which the lessee is required to make by the terms of any lease.

         8.2.14.  Tax Consolidation.  File or consent to the filing of any
                  -----------------
consolidated income tax return with any Person other than a Subsidiary of D&K.

         8.2.15.  Amendment of Securitization Documents.  Request any waiver
                  -------------------------------------
of or consent to any default under the terms of the Securitization Documents or amend or otherwise revise the Securitization Documents.

         8.2.16.  API.  Permit API, as a Subsidiary of D&K, to own any
                  ---
property other than the real property currently owned by such Subsidiary.

         8.2.17.  Termination of Securitization Documents.  Upon the
                  ---------------------------------------
termination of the Securitization Documents, fail to execute and deliver at Lender's request therefor any documents, instruments or agreements, including UCC Financing Statements or amendments thereto, to ensure that Lender has a perfected first lien on all of each Borrower's Accounts and General Intangibles. Such assets had formerly been pledged or transferred to a third party in connection with the Securitization Documents, but the parties hereto acknowledge and agree that all rights thereto should revert to Borrower, with a first lien in favor of Lender, upon termination of the Securitization Documents.

    8.3  Specific Financial Covenants. During the term of this Agreement, and
         ----------------------------
thereafter for so long as there are any Obligations to Lender, each Borrower covenants that, unless otherwise consented to by Lender in writing, it and all other Borrowers shall (all financial covenants being computed on a consolidated basis):

         (A)   Current Ratio.  Maintain at all times a ratio of Consolidated
               -------------
Current Assets to Consolidated Current Liabilities of not less than 1.15 to
1.0. For purposes of computing the ratio contemplated herein, said ratio shall be computed in accordance with GAAP.

         (B)   Interest Coverage Ratio.  Maintain at all times [at the end of
               -----------------------
each month during each respective period specified below on a trailing twelve
(12) month basis,] a ratio of Net Cash Flow plus Interest Expense to Interest Expense of not less than the amount shown below:

                      Period                                      Ratio
                      ------                                      -----
      End of each calendar month from
      July, 2000 through December, 2000                        1.75 to 1.00

      End of each calendar month from
      January, 2001 through June, 2001                         2.00 to 1.00

      End of each calendar month from July,                    2.25 to 1.00
      2001 and thereafter

            (C)   Book Net Worth.  Maintain at all times during the periods
                  --------------
specified below a book net worth in accordance with GAAP (and to the extent such book net worth is reflected on the interim financial statements of the Borrowers furnished pursuant to Section 8.1.3 (ii) hereunder, such statements shall be prepared consistently with the audited year-end statements furnished pursuant to Section 8.1.3 (i) hereunder) in an amount not less than the amount shown below for the period corresponding thereto:

                      Period                                      Amount
                      ------                                      ------
      June 1, 2000 through September 30, 2000                   $44,000,000
      October 1, 2000 through June 29, 2001                     $45,000,000
      June 30, 2001 through June 29, 2002                       $52,100,000
      June 30, 2002 and thereafter                              $59,200,000

         (D)   Cash Flow to Fixed Charges.  Maintain for each fiscal year of
               --------------------------
Borrowers a ratio of Cash Flow to Fixed Charges of not less than 1.3 to 1.0 as of each fiscal year end, commencing with the fiscal year ending June 30, 2001.

         (E)   Inventory Turnover.  Maintain as of each fiscal quarter of
               ------------------
Borrowers for the prior twelve (12) months, a consolidated Inventory turnover, based upon a first in first out basis, of not less than six (6) times.

SECTION 9.  CONDITIONS PRECEDENT

    Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

    9.1.  Documentation.  Lender shall have received, in form and substance
          -------------
satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments, certificates and opinions of Borrowers' counsel as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

    9.2.  No Default.  No Default or Event of Default shall exist.
          ----------

    9.3.  Other Loan Documents.  Each of the conditions precedent set forth
          --------------------
in the other Loan Documents shall have been satisfied.

    9.4.  No Litigation.  No action, proceeding, investigation, regulation or
          -------------
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

    9.5.  Intentionally Omitted.
          ---------------------

    9.6.  Environmental.  Lender shall be satisfied as to the existing and
          -------------
potential liability of the Borrowers and their respective Subsidiaries with respect to any environmental matters including, without limitation, compliance with Environmental Laws and regulations.

    9.7.  No Material Adverse Change.  There shall have occurred no material
          --------------------------
adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrowers or their Subsidiaries (taken as a whole) since June 30, 2000.

    9.8.  Fee Letter.  Borrowers shall have paid to Lender the fees payable
          ----------
under the Fee Letter which are due and payable on the Closing Date.

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

    10.1.  Events of Default.  The occurrence of one or more of the following
           -----------------
events shall constitute an "Event of Default":

    10.1.1.  Default under Securitization Documents.  Any default,
             --------------------------------------
liquidation event, or termination (other than a voluntary termination by Borrower), or any event giving rise to a right of liquidation or termination, shall occur under the Securitization Documents.

    10.1.2.  Payment of Other Obligations.  Borrowers shall fail to pay any
             ----------------------------
of the Obligations within ten (10) days after the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

    10.1.3.  Misrepresentations.  Any representation, warranty or other
             ------------------
statement made or furnished to Lender by or on behalf of any Borrower or any Subsidiary of any Borrower in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to
Section 7.2 hereof.

         10.1.4.  Breach of Specific Covenants.  Any Borrower shall fail or
                  ----------------------------
neglect to perform, keep or observe any covenant contained in Sections 5.2, 6.1.1, 6.2, 8.1.1, 8.1.3, 8.1.8, 8.2, or 8.3 hereof on the date that such
Borrower is required to perform, keep or observe such covenant.

         10.1.5.  Breach of Other Covenants.  Any Borrower shall fail or
                  -------------------------
neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section
10.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 30 days after the sooner to occur of D&K's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of such Borrower.

         10.1.6.  Default Under Security Documents/Other Agreements.  Any
                  -------------------------------------------------
event of default shall occur under, or any Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents; or the Other Agreements and such default shall continue beyond any applicable grace period.

         10.1.7.  Other Defaults.  There shall occur any default or event of
                  --------------
default on the part of any Borrower under any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property is bound, creating or relating to any Indebtedness in excess of $10,000 (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

         10.1.8.  Uninsured Losses.  Any material loss, theft, damage or
                  ----------------
destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

         10.1.9.  Insolvency and Related Proceedings.  Any Borrower shall
                  ----------------------------------
cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Borrower under the Bankruptcy Code (if against any Borrower, the continuation of such proceeding for more than 60 days), or any Borrower shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

         10.1.10.  Business Disruption; Condemnation.  There shall occur a
                   ---------------------------------
cessation of a substantial part of the business of any Borrower, or any Subsidiary of any Borrower for a period which significantly affects any Borrower's capacity to continue its business, on a profitable basis; or any Borrower or any Subsidiary of any Borrower shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by any Borrower or such Subsidiary which is necessary to the continued or lawful operation of its business; or any Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Borrower leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

         10.1.11.  ERISA.  A Reportable Event shall occur which Lender, in its
                   -----
sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if any Borrower, or any Subsidiary of any Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

         10.1.12.  Challenge to Agreement.  Any Borrower, or any Subsidiary of
                   ----------------------
any Borrower, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

         10.1.13.  Repudiation of or Default Under Guaranty.  Any Guarantor
                   ----------------------------------------
shall revoke or attempt to revoke any guaranty signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

         10.1.14.  Criminal Forfeiture.  Any Borrower, or any Subsidiary of
                   -------------------
any Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Subsidiary of Borrower or any Guarantor.

         10.1.15.  Judgments.  Any money judgment, writ of attachment or
                   ---------
similar process in an amount in excess of $1,000,000 is filed against any Borrower or any Subsidiary of any Borrower, or any of their respective Property.

    10.2.  Acceleration of the Obligations.  Without in any way limiting the
           -------------------------------
right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand, protest or further notice by Lender, become at once due and payable and Borrowers shall forthwith pay to Lender, the full amount of such Obligations, provided, that
                                                              --------
upon the occurrence of an Event of Default specified in subsection 10.1.9 hereof (relating to insolvency), all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender. In connection with any Letter of Credit issued or guaranteed pursuant to this Agreement, Borrowers shall deliver to Lender cash collateral to be held interest-free by Lender in the aggregate maximum amount of all letters of Credit then issued and outstanding. If Borrowers fail to so deliver cash collateral, Lender may sell Collateral pursuant to this Agreement and hold the proceeds thereof as cash collateral.

    10.3.  Other Remedies.  Upon and after the occurrence of an Event of
           --------------
Default, Lender shall have and may exercise from time to time the following rights and remedies:

         10.3.1. All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

         10.3.2. The right to take immediate possession of the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers' expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of a Borrower, such Borrower agrees not to charge Lender for storage thereof).

         10.3.3. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrowers agree that 10 days written notice to D&K of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrowers' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 1 Business Day for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrowers shall remain jointly and severally liable to Lender therefor. In the event of a sale of Collateral on credit terms, the Borrowers' Obligations shall be reduced only to the extent that Lender receives cash payment in respect of such credit sale.

         10.3.4. Lender is hereby granted a license or other right to use, without charge, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrowers' rights under all licenses and all franchise agreements shall inure to Lender's benefit.

         10.3.5. Lender may, at its option, require Borrowers to deposit with Lender funds equal to the LC Amount and, if Borrowers fail to promptly make such deposit, Lender may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Any such deposit or advance shall be held by Lender as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

    10.4.  Remedies Cumulative; No Waiver.  All covenants, conditions,
           ------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any guaranty given to Lender or contained in any other agreement between Lender and any Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained. The failure or delay of Lender to require strict performance by any Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the other Loan Documents and no Event of Default by any Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to D&K, as agent for the Borrowers.

SECTION 11.  MISCELLANEOUS

    11.1.  Power of Attorney.  Borrowers hereby irrevocably designate, make,
           -----------------
constitute and appoint Lender (and all Persons designated by Lender) as Borrowers' true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to any Borrower and in either any Borrower's or Lender's name, but at the cost and expense of Borrowers:

         11.1.1. At such time or times upon or after the occurrence of a Default or an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse any Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

         11.1.2. At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine:
(i) demand payment of any Accounts which are part of the Collateral from the Account Debtors, enforce payment of such Accounts by legal proceedings or otherwise, and generally exercise all of any Borrower's rights and remedies with respect to the collection of such Accounts; (ii) settle, adjust, compromise, discharge or release any of such Accounts or other Collateral or any legal proceedings brought to collect any of such Accounts or other Collateral; (iii) sell or assign any of such Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign any Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor of an Account which is part of the Collateral or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to any Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of any Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of any Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use any Borrower's stationery and sign the name of any Borrower to verifications of the Accounts which are part of the Collateral and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Investment Property, and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrowers' obligations under this Agreement.

         11.1.3.  Indemnity.  Borrowers hereby jointly and severally agree to
                  ---------
indemnify and hold harmless each Indemnified Party from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by such Indemnified Party (including reasonable attorneys fees and legal expenses) arising out of or in connection with the Securitization Documents or the closing of the transaction described therein, or as a result of any Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrowers shall jointly and severally be obligated to defend each Indemnified Party against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against any Indemnified Party by any Person under any Environmental Laws or similar laws by reason of any Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrowers under this Section shall survive the payment in full of the Obligations and the termination of this Agreement.

         11.1.4.  Modification of Agreement; Sale of Interest.  This Agreement
                  -------------------------------------------
may not be modified, altered or amended, except by an agreement in writing signed by Borrowers and Lender. Borrowers may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrowers' rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrowers hereby consent to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and in the case of a total assignment Lender shall be relieved of all obligations hereunder upon any such assignments. Each Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Each Borrower further agrees that Lender may disclose credit information regarding such Borrower and its Subsidiaries to any potential participant or assignee.

         11.1.5.  Severability.  Wherever possible, each provision of this
                  ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    11.2.  Successors and Assigns.  This Agreement, the Other Agreements and
           ----------------------
the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrowers and Lender permitted hereunder.

    11.3.  Cumulative Effect; Conflict of Terms.  The provisions of the Other
           ------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

    11.4.  Execution in Counterparts.  This Agreement may be executed in any
           -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument, subject to Section 11.14.

    11.5.  Notice.  Except as otherwise provided herein, all notices,
           ------
requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

    If to Lender:       Fleet Capital Corporation
                        20800 Swenson Dr., Suite 350
                        Waukesha, WI  53186
                        Attention: Loan Administration Manager
                        Facsimile No.: 414/798-4882


    With a copy to:     Husch & Eppenberger, LLC
                        100 N. Broadway, Suite 1300
                        St. Louis, MO  63102
                        Attention: Maury B. Poscover, Esq.
                        Facsimile No.: 314/421-0239

    If to Borrowers:    D & K Healthcare Resources, Inc.
                        8000 Maryland Avenue
                        St. Louis, MO  63105
                        Attention: Thomas S. Hilton
                        Facsimile No.:314/727-5759

or to such other address as each party may designate for itself by notice given in accordance with this Section; provided, however, that any notice,
                                       --------  -------
request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender.

    11.6.  Lender's Consent.  Whenever Lender's consent is required to be
           ----------------
obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

    11.7.  Credit Inquiries.  Each Borrower hereby authorizes and permits
           ----------------
Lender to respond to usual and customary credit inquiries from third parties concerning such Borrower or any of its Subsidiaries, subject to Section 11.14.

    11.8.  Time of Essence.  Time is of the essence of this Agreement, the
           ---------------
Other Agreements and the Security Documents.

    11.9.  Entire Agreement.  This Agreement and the other Loan Documents,
           ----------------
together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

    11.10.  Interpretation.  No provision of this Agreement or any of the
            --------------
other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

    11.11.  GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN
            -------------------------------
NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN CHICAGO, ILLINOIS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS: PROVIDED, HOWEVER, THAT IF
                                                   --------  -------
ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN ILLINOIS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF ILLINOIS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF ANY BORROWER OR LENDER, EACH BORROWER HEREBY CONSENTS AND AGREES THAT ANY STATE OR FEDERAL COURT LOCATED IN THE CITY OR COUNTY OF ST. LOUIS, MISSOURI, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO
                                --------------------
THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO ANY BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE

DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

    11.12.  WAIVERS BY BORROWERS.  EACH BORROWER WAIVES (i) THE RIGHT TO
            --------------------
TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL: (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH EACH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER.
EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

    11.13.  Private Sale; Commercial Reasonableness.  The Borrowers
            ---------------------------------------
acknowledge that a significant portion of the Collateral consists of prescription drugs and controlled substances that are subject to applicable federal and state regulations which, among other things, restrict the right to sell and purchase such drugs and controlled substances to certain licensed or otherwise authorized Persons. In view of these restrictions on the ability to sell and purchase such Collateral, the Borrowers acknowledge that a public sale of such Collateral under the UCC would be legally impossible or otherwise impractical. Accordingly, the Borrowers agree that a private sale of any such Collateral, and any other Collateral sold in connection therewith, shall not be deemed a commercially unreasonable sale under the UCC by virtue of the Lender selling, or offering to sell, such Collateral only to Persons who are licensed or otherwise authorized to purchase such Collateral. The Borrowers further recognize that, in connection with the disposition of such Collateral subject to federal and state regulations, the Lender may incur additional costs and expenses such as, by way of example and not as a limitation, obtaining certain federal and state licenses or other authorizations to permit the Lender to sell or purchase such Collateral, retaining the services of auctioneers or other persons licensed or otherwise authorized to dispose of such Collateral, retaining legal counsel and experts in the area of prescription drugs and controlled substances to advise Lender on the disposition of such Collateral, and verifying that any purchasers of such Collateral are licensed or otherwise authorized to acquire such Collateral. Any such reasonable additional costs and expenses incurred by the Lender shall be added to the Obligations and be payable on demand and shall not affect the commercial reasonableness of any such sale. Borrowers hereby agree to cooperate with any such sale to the extent reasonably requested by Lender.

    11.14.  Confidentiality.  Lender agrees to take and to cause its
            ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by Borrowers and provided to it by the Borrowers or any Subsidiary, under this Agreement or any other Loan Document, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Borrowers or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrowers, provided that such source is not bound by a confidentiality agreement with the Borrowers or any Subsidiary known to Lender; provided, however, that any Lender may
                                --------  -------
disclose such information (A) at the request or pursuant to any requirement of any governmental authority to which Lender is subject or in connection with an examination of Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable requirement of law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Lender or any of their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to Lender's independent auditors and other professional advisors; (G) to any participant or assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lender hereunder;
(H) as to any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrowers or any Subsidiary is party or is deemed party with Lender or Such Affiliate; and (I) to its Affiliates.

                [Remainder of page intentionally left blank]

    IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

                                    D & K HEALTHCARE RESOURCES, INC.

                                    By:   /s/ Thomas S. Hilton
                                          ----------------------------------
                                          Name:  Thomas S. Hilton
                                          Title: Sr. Vice President and CFO


                                    JARON, INC.

                                    By:   /s/ Thomas S. Hilton
                                          ----------------------------------
                                          Name:  Thomas S. Hilton
                                          Title: Vice President


                                    JEWETT DRUG CO.

                                    By:   /s/ Thomas S. Hilton
                                          ----------------------------------
                                          Name:  Thomas S. Hilton
                                          Title: Vice President


                                    FLEET CAPITAL CORPORATION

                                    By:   /s/ Edward M. Bartkowski
                                          ----------------------------------
                                          Name:  Edward M. Bartkowski
                                          Title: Senior Vice President

                                  APPENDIX A
                             GENERAL DEFINITIONS

         When used in the Loan and Security Agreement dated as of ______________, by and among Fleet Capital Corporation, D & K Healthcare Resources, Inc., Jaron, Inc., Jewett Drug Co. and ___________, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         Account Debtor - any Person who is or may become obligated under or
         --------------
    on account of an Account.

         Accounts - all Accounts (as defined in the Code), contract rights,
         --------
    chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Borrowers or in which Borrowers now have or hereafter acquires any interest.

         Adjusted Net Earnings From Operations - with respect to any fiscal
         -------------------------------------
    period, means the net earnings (or loss) after provision for income taxes for such fiscal period of a Borrowers, as reflected on the financial statement of such Borrower supplied to Lender pursuant to the Agreement, but excluding:

               (i) any gain or loss arising from the sale of capital assets;

               (ii)   any gain arising from any write-up of assets;

               (iii) earnings of any Subsidiary of any Borrower accrued prior to the date it became a Subsidiary;

               (iv) earnings of any corporation, substantially all the assets of which have been acquired in any manner by a Borrower, realized by such corporation prior to the date of such acquisition;

               (v) net earnings of any business entity (other than a Subsidiary of a Borrower) in which Borrowers have an ownership interest unless such net earnings shall have actually been received by a Borrower in the form of cash distributions;

               (vi) any portion of the net earnings of any Subsidiary of a Borrower which for any reason is unavailable for payment of dividends to such Borrower;

               (vii) the earnings of any Person to which any assets of a Borrower shall have been sold, transferred of disposed of, or into which a Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction;

               (viii) any gain arising from the acquisition of any Securities of a Borrower; and

               (ix) any gain arising from extraordinary or non-recurring items.

         Adverse Environmental Condition shall mean (i) any release, spill,
         -------------------------------
    emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, emission, leaching or migration in, into, on, or emanating from the indoor or outdoor environment (including, without limitation, the air, ground, water, groundwater, or any surface) of any substance, chemical, material, pollutant, hazardous material, gas, odor or audible noise related to the conduct of a Borrower's or any of its Subsidiaries' businesses; (ii) any complaint, citation, notice of violation, request for information, claim, demand or order by any governmental authority or any person for the personal injury, property damage, damage to the environment, or adverse effect on the environmental resulting from (i) above; and (iii) the violation, or alleged violation of, or liability under any applicable Environmental Law, permits, approvals, directives, injunctions, orders, licenses or judgments of, by or from any governmental authority, agency, person or court relating to environmental matters connected with any Borrower's or any of its Subsidiaries' businesses.

         Affiliate - a Person (other than a Subsidiary):  (i) which directly
         ---------
    or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

         Agreement - the Fifth Amended and Restated Loan and Security
         ---------
    Agreement referred to in the first sentence of this Appendix A, all Exhibits thereto and this Appendix A.

         API - Associated Pharmacies, Inc.
         ---

         Applicable Margin -  For periods before delivery of the Borrowers'
         -----------------
    financial statements for the twelve-month period ending June 30, 2000, the Applicable Margin with respect to the Base Rate shall be 0.25%, and the Applicable Margin with respect to the LIBO Rate shall be 1.75%. For any period or date beginning with the delivery of the Borrowers' financial statements for the twelve-month period ending June 30, 2000 and thereafter, the Applicable Margin with respect to the Base Rate and the LIBO Rate, as applicable, shall be as set forth in the chart below corresponding to the Interest Coverage Ratio for the immediately preceding 12 month period ending each December 31 and June 30, as reflected by the most recently delivered financial statements for the period ending on such date, of Borrowers and their Subsidiaries pursuant to Section 8.1.3(i) (for the twelve month periods ending on June 30 of each year) and pursuant to Section 8.1.3(ii) (for the twelve month periods ending on December 31 of each year). The Applicable Margin shall be effective from and after the date of delivery of such financial statements:

-----------------------------------------------------------------------------
   Interest Coverage Ratio for        Applicable Margin  Applicable Margin
  preceding twelve month period           Base Rate          LIBO Rate
-----------------------------------------------------------------------------
           From 1.75 to 1.0
            To 2.00 to 1.0                 1.00%              2.50%
-----------------------------------------------------------------------------
           From 2.01 to 1.0
            To 2.50 to 1.0                 0.75%              2.25%
-----------------------------------------------------------------------------
           From 2.51 to 1.0
            To 3.00 to 1.0                 0.50%              2.00%
-----------------------------------------------------------------------------
           From 3.01 to 1.0
            To 3.25 to 1.0                 0.25%              1.75%
-----------------------------------------------------------------------------
           From 3.26 to 1.0
            To 3.50 to 1.0                 0.00%              1.50%
-----------------------------------------------------------------------------
             >3.50 to 1.0                  0.00%              1.25%
-----------------------------------------------------------------------------

         In calculating the Interest Coverage Ratio, Lender will calculate numbers to thousandths, and amounts of .005 or greater will be rounded up to the next hundredth. For example (and not by way of limitation) 2.445 shall be rounded to 2.45.

         Availability - means, on any date, the excess of the Borrowing Base
         ------------
    over the sum of all outstanding Loans hereunder on such date.

         Average Monthly Loan Balance - The amount obtained by adding the
         ----------------------------
    unpaid balance of all Loans owing by the Borrowers to Lender at the end of each day for each day during the month in question and by dividing such sum by the number of days in such month.

         Bank - Fleet National Bank.
         ----

         Base Rate - the rate of interest generally announced or quoted by
         ---------
    Bank from time to time as its base rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and if such base rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

         Borrowers - collectively, D & K, Jaron and Jewett, and "Borrower"
         ---------
    shall mean any one of them.

         Borrowing Base - as at any date of determination thereof, an amount
         --------------
    equal to the lesser of:

               (i)    the Total Credit Facility, or

               (ii) an amount equal to (A) 70% of the value of Eligible Trading Company Inventory, plus (B) 65% of the value of all other Eligible Inventory at such date, calculated in each case on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis,

               MINUS

         an amount equal to the sum of (A) the face amount of all letters of credit issued or guaranteed by Lender or any Affiliate of Lender for the account of a Borrower and outstanding at such date, and (B) any amounts which Lender may be obligated to pay in the future for the account of a Borrower.

         Notwithstanding anything else herein to the contrary, the aggregate amount of available Loans to or on behalf of Jaron will be limited at all times to 65% of the value of Jaron's Eligible Inventory, calculated as set forth above, and the aggregate amount of available Loans to or on behalf of Jewett will be limited at all times to 65% of the value of Jewett's Eligible Inventory calculated as set forth above.

         Business Day - any day excluding Saturday, Sunday and any day which
         ------------
    is a legal holiday under the laws of the State of Missouri or the State of Illinois or is a day on which banking institutions located in either of such states are closed.

         Capital Expenditures - expenditures made and liabilities incurred for
         --------------------
    the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total payments with respect to Capitalized Lease Obligations.

         Capitalized Lease Obligation - any Indebtedness represented by
         ----------------------------
    obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         Cash Flow - EBITDA minus (i) cash taxes paid for each year, and (ii)
         ---------
    Capital Expenditures which are not financed.

         Closing Date - the date on which all of the conditions precedent in
         ------------
    Section 9 of the Agreement are satisfied and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

         Code - the Uniform Commercial Code as adopted and in force in the
         ----
    State of Illinois, as from time to time in effect.

         Collateral - all of the Property and interests in Property described
         ----------
    in Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

         Consolidated - the consolidation in accordance with GAAP of the
         ------------
    accounts or other items as to which such term applies.

         Control - means the possession, directly or indirectly, of the power
         -------
    to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract, or otherwise.

         Current Assets - at any date means the amount at which all of the
         --------------
    current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP, except that amounts due from Affiliates and investments in Affiliates and prepaid expenses shall be excluded therefrom.

         Current Liabilities - at any date means the amount at which all of
         -------------------
    the current liabilities of a Person would be properly classified as current liabilities on a balance sheet at such date in accordance with GAAP excluding the Loans.

         Debt Service - for any period, all scheduled principal payments
         ------------
    payable on Indebtedness, whether at maturity or regularly scheduled payments, mandatory prepayments, by acceleration or otherwise.

         Default - an event or condition the occurrence of which would, with
         -------
    the lapse of time or the giving of notice, or both, become an Event of Default.

         Default Rate - as defined in subsection 2.1.7 of the Agreement.
         ------------

         Distribution - in respect of any corporation means and includes: (i)
         ------------
    the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

         EBITDA - with respect to any fiscal period, the sum of Borrowers'
         ------
    Consolidated net earnings (or loss) before interest expense, taxes, and allowances for depreciation and amortization, for said period as determined in accordance with GAAP.

         Eligible Inventory - such Inventory of a Borrower (other than
         ------------------
    packaging materials and supplies) which Lender, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

               (i) it is not raw materials or finished goods, or work-in-process that is, in Lender's opinion, readily marketable in its current form; or

               (ii)   it is not in good, new and saleable condition; or

               (iii)  it is slow-moving, obsolete or unmerchantable; or

               (iv) it does not meet all standards imposed by any governmental agency or authority; or

               (v) it does not conform in all respects to the warranties and representations set forth in the Agreement; or

               (vi) it is not at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien;

               (vii) it is not situated at a location in compliance with the Agreement; or

               (viii) it consists of supplies or labels; or

         Eligible Trading Company Inventory - Branded prescription
         ----------------------------------
    pharmaceutical products located in the Borrower's Davie, Florida facility and segregated from other Inventory located at such facility.

         Environmental Laws - all federal, state and local laws, rules,
         ------------------
    regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

         Equipment - all machinery, apparatus, equipment, fittings, furniture,
         ---------
    fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in any Borrower's operations or owned by any Borrower in which any Borrower has an interest, whether now owned or hereafter acquired by any Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements thereof.

         ERISA - the Employee Retirement Income Security Act of 1974, as
         -----
    amended, and all rules and regulations from time to time promulgated thereunder.

         Event of Default - as defined in Section 10.1 of the Agreement.
         ----------------

         Fee Letter - that certain fee letter from Borrowers to Lenders dated
         ----------
    on or about the Closing Date.

         Fixed Charges - For any period means the sum of (i) Interest Expense,
         -------------
    (ii) the scheduled payments of principal required to be paid with respect to Indebtedness, and (iii) scheduled payments of Capital Lease Obligations.

         GAAP - generally accepted accounting principles in the United States
         ----
    of America in effect from time to time.

         General Intangibles - all General Intangibles (as defined in the
         -------------------
    Code) of Borrowers, whether now owned or hereafter created or acquired by the Borrowers, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrowers to secure payment of any of the Accounts by an account debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

         Guarantor - Any Person who may hereafter guarantee payment or
         ---------
    performance of the whole or any part of the Obligations.

        Indebtedness - as applied to a Person means, without duplication
        ------------

               (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

               (ii) all obligations of other Persons which such Person has guaranteed,

               (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

               (iv) in the case of any Borrower (without duplication), the Obligations.

         Indemnified Parties - the Lender and any Participating Lender and
         -------------------
    each of their respective Affiliates and their respective officers, directors, employees, agents and advisors.

         Intercreditor Agreement - that certain Intercreditor Agreement
         -----------------------
    between Lender and Magna Bank, N.A., predecessor to Magna Bank, N.A., relating to a loan made by such Bank to D&K in the original principal amount of $1,495,000, as the same may be amended, restated, extended or modified from time to time.

         Interest Coverage Ratio - with respect to any period of
         -----------------------
    determination, the ratio of Consolidated (i) Net Cash Flow for such period to (ii) Interest Expense for such period, all as determined in accordance with GAAP.

         Interest Expense - with respect to any fiscal period, the sum of (i)
         ----------------
    the interest expense incurred for such period as determined in accordance with GAAP, plus (ii) the Letter of Credit and LC Guaranty fees owing for such period, and (iii) the Earned Discount charged under and defined in the Securitization Documents.

         Inventory - all of Borrowers' Inventory (as defined in the Code),
         ---------
    whether now owned or hereafter acquired including, but not limited to, all goods intended for sale or lease by Borrowers, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrowers' business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrowers.

         Investment Property - all of the Borrowers' Investment Property (as
         -------------------
    defined in the Code), whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares, and U.S. Government securities.

         LC Amount - at any time, the aggregate undrawn face amount of all
         ---------
    Letters of Credit and LC Guaranties then outstanding.

         LC Guaranty - any guaranty pursuant to which Lender or any Affiliate
         -----------
    of Lender shall guaranty the payment or performance by Borrowers of their reimbursement obligation under any letter of credit.

         Legal Requirement - any requirement imposed on Lender by any law,
         -----------------
    regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of any board, central bank or governmental or administrative agency, institution or authority.

         Letter of Credit - any letter of credit issued by Lender or any of
         ----------------
    Lender's Affiliates for the account of Borrowers.

         LIBO Rate - a fluctuating interest rate per annum equal to the rate
         ---------
    (rounded upwards, if necessary, to the next higher 1/16 of 1%) at which deposits of U.S. Dollars approximately equal in principal amount to the outstanding amount of Revolving Credit Loans are offered to Lender for a 30-day period by Bank in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, on any Business Day. Each determination by Lender of any LIBO Rate shall, in the absence of manifest error, be conclusive. The foregoing notwithstanding, in the event deposits of U.S. dollars are not offered to Lender by Bank for a 30-day period in the London Interbank foreign currency deposits markets, then LIBO Rate shall mean London Interbank offered rate for a 30-day period as published from time to time by the Wall Street Journal, or if
                                                 -------------------
    not published in the Wall Street Journal, the Financial Times of London.
                         -------------------      -------------------------

         Lien - any interest in Property securing an obligation owed to, or a
         ----
    claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrowers shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         Loan Account - the loan account established on the books of Lender
         ------------
    pursuant to Section 3.6 of the Agreement.

         Loan Documents - the Agreement, the Other Agreements and the Security
         --------------
    Documents.

         Loans - all loans and advances of any kind made by Lender pursuant to
         -----
    the Agreement.

         Money Borrowed - means (i) Indebtedness arising from the lending of
         --------------
    money by any Person to a Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to a Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property;
    (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of a Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Borrower.

         Multiemployer Plan - has the meaning set forth in Section 4001(a)(3)
         ------------------
    of ERISA.

         Net Cash Flow - For any period means Consolidated Adjusted Net
         -------------
    Earnings from Operations during such period, plus amounts deducted in the
                                                 ----
    computation thereof for depreciation, amortization and taxes.

         Obligations - all Loans and all other advances, debts, liabilities,
         -----------
    obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from any Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired, and any replacements, renewals, extensions or other modifications of any of them.

         Original Term - as defined in Section 4.1 of the Agreement.
         -------------

         Other Agreements - any and all agreements, instruments and documents
         ----------------
    (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by any Borrower, any Subsidiary of any Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement, including, without limitation the Fee Letter.

         Overadvance - the amount, if any, by which the outstanding principal
         -----------
    amount of Revolving Credit Loans plus the LC Amount exceeds the Borrowing
                                     ----
    Base.

         Participating Lender - each Person who shall be granted the right by
         --------------------
    Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

         PBI - Pharmaceutical Buyers, Inc., an Arkansas corporation.
         ---

         Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of
         ---------------
    the Agreement.

         Permitted Purchase Money Indebtedness - Purchase Money Indebtedness
         -------------------------------------
    of a Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of all Borrowers at the time outstanding, does not exceed $3,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

         Person - an individual, partnership, corporation, limited liability
         ------
    company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

         Plan - an employee benefit plan now or hereafter maintained for
         ----
    employees of Borrower that is covered by Title IV of ERISA.

         Projections - Borrowers' forecasted Consolidated and consolidating
         -----------
    (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         Property - any interest in any kind of property or asset, whether
         --------
    real, personal or mixed, or tangible or intangible.

         Purchase Money Indebtedness - means and includes (i) Indebtedness
         ---------------------------
    (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

         Purchase Money Lien - a Lien upon fixed assets which secures Purchase
         -------------------
    Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

         Rentals - as defined in subsection 8.2.13 of the Agreement.
         -------

         Reportable Event - any of the events set forth in Section 4043(b) of
         ----------------
    ERISA.

         Restricted Investment - any investment made in cash or by delivery of
         ---------------------
    Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

               (i) investments in one or more Subsidiaries of any Borrower to the extent existing on the Closing Date;

               (ii)   Property to be used in the ordinary course of business;

               (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of a Borrower and its Subsidiaries;

               (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

               (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000;

               (vi) investments made under and pursuant to the Securitization Documents; and

               (vii) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

         Revolving Credit Facility - means the amounts available to be
         -------------------------
    borrowed under Section 1.1 of the Agreement.

         Revolving Credit Loan - a Loan made by Lender as provided in Section
         ---------------------
    1.1 of the Agreement.

         Securitization - the transactions to be carried out pursuant to (i)
         --------------
    that certain Purchase and Sale Agreement between D&K, its subsidiary, D&K Receivables Corporation, and certain other subsidiaries of D&K relating to transfer of certain Accounts and related rights to D&K Receivables Corporation, and (ii) that certain Receivables Purchase Agreement between D&K, Receivables Corporation, Blue Keel Funding, LLC and Fleet National Bank pursuant to which Fleet National Bank for the benefit of Blue Keel Funding, LLC will purchase an interest in such Accounts and related rights from D&K, Receivables Corporation, and (iii) that certain Liquidity Agreement among Blue Keel Funding, LLC, Fleet National Bank, and Lender.

         Securitization Documents - (i) the Purchase and Sale Agreement
         ------------------------
    between D&K, its subsidiary, D&K Receivables Corporation, and certain other subsidiaries of D&K; (ii) the Receivables Purchase Agreement between D&K, Receivables Corporation, Blue Keel Funding, LLC and Fleet National Bank; (iii) the Liquidity Agreement among Blue Keel Funding, LLC, Fleet National Bank, and Lender, and Liquidity Agreement among Blue Keel Funding, LLC, Fleet National Bank, and Lender; and (iv) any and all other documents, instruments and agreements executed and delivered in connection therewith, as well as all amendments, modifications, extensions, renewals or successor facilities.

         Security - shall have the same meaning as in Section 2(1) of the
         --------
    Securities Act of 1933, as amended.

         Security Documents - All the instruments and agreements now or at any
         ------------------
    time hereafter securing the whole or any part of the Obligations.

         Solvent - as to any Person, such Person (i) owns Property whose fair
         -------
    saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

         Subordinated Debt - Indebtedness of the Borrowers that is
         -----------------
    subordinated to the Obligations in a manner satisfactory to Lender, including, without limitation, the Promissory Note of D&K in favor of Steven B. Goldfine, as agent, issued in connection with the purchase of Northern Drug Company.

         Subordination Agreements - the Subordination Agreements relating to
         ------------------------
    each of the notes evidencing the Subordinated Debt between Lender and the holders of such notes.

         Subsidiary - any corporation of which a Person owns, directly or
         ----------
    indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

         Total Credit Facility - $130,000,000.
         ---------------------

         Voting Stock - Securities of any class or classes of a corporation
         ------------
    the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         OTHER TERMS.  All other terms contained in the Agreement shall have,
         -----------
    when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

         CERTAIN MATTERS OF CONSTRUCTION.  The terms "herein", "hereof" and
         -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                               LIST OF EXHIBITS
Exhibit A       Omitted
Exhibit B       Borrowers' and each Subsidiary's Business Locations
Exhibit C       Jurisdictions in which each Borrower and each Subsidiary
                  is Authorized to do Business
Exhibit D       Capital Structure of Borrowers
Exhibit E       Corporate Names
Exhibit F       Tax Identification Numbers of Subsidiaries
Exhibit G       Patents, Trademarks, Copyrights and Licenses
Exhibit H       Contracts Restricting Borrowers' Right to Incur Debts
Exhibit I            Litigation
Exhibit J            Capitalized Leases
Exhibit K       Operating Leases
Exhibit L       Pension Plans
Exhibit M       Labor Contracts
Exhibit N       Environmental Matters
Exhibit O       Compliance Certificate
Exhibit P       Permitted Liens

                                  EXHIBIT B

                              BUSINESS LOCATIONS

1. Each Borrower currently has the following business locations, and no others:

    Chief Executive Office:          D&K Health Care Resources, Inc.
                                          8000 Maryland Avenue, Suite 920, St. Louis, MO 63105

    Chief Executive Office - Jaron:
                                          15851 SW 41st, Suite 300, Davie, FL 33331


    Other Locations:                      1823 Rust Avenue, Cape Girardeau, MO 63702-2108
                                          2040 Alexandria Drive, Lexington, KY 40504
                                          800 North 3rd Street, Minneapolis, MN 55401
                                          11012 Lin Valle Drive, Suite C, St. Louis, MO 63123
                                          1079 South Lake Drive, Prestonsburg, KY
                                          63B Doctor's Park Drive, Cape Girardeau, MO 63703

2. Each Borrower maintains its books and records relating to Accounts and General Intangibles at:

    D&K Healthcare Resources, Inc. -
                                          8000 Maryland Avenue, Suite 920, St. Louis, MO 63105
                                          1823 Rust Avenue, Cape Girardeau, MO 63702-2108
                                          2040 Alexandria Drive, Lexington, KY 40504
                                          800 North 3rd Street, Minneapolis, MN 55401

    Jaron -                               15851 SW 41st, Suite 300, Davie, FL 33331

    Jewett -                              217 Southeast Railroad Avenue, Aberdeen, SD 57402

3. Each Borrower maintains Inventory at the following locations owned or leased by such Borrower:

    Address                               Owner
    -------                               -----
    Cape Girardeau, MO                    Leased
    Lexington, KY                         Leased
    Minneapolis, MN                       D&K Healthcare Resources, Inc.
    Davie, FL                             Leased
    Aberdeen, SD                          Leased

4. Each Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:

    None.

5. Each Subsidiary currently has the following business locations, and no others:

    Subsidiary                            Address
    ----------                            -------
    Jaron, Inc.                           15851 SW 41st, Suite 300, Davie, FL 33331
    VC Services, Inc.                     8421 Wayzata Blvd., Suite 301, Golden Valley, MN 55426

    D&K Receivables Corporation           8000 Maryland Ave., Suite 920, St. Louis, MO 63105
    Tykon, Inc.                           1133 Quail Court, Suite 315, Pewaukee, WI 53072
    Jewett Drug Co.                       217 Southeast Railroad Ave., Aberdeen, SD 57402

6. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

    Subsidiary                            Address
    ----------                            -------
    Jaron, Inc.                           15851 SW 41st, Suite 300, Davie, FL 33331
    VC Services, Inc.                     8421 Wayzata Blvd., Suite 301, Golden Valley, MN 55426
    D&K Receivables Corporation           8000 Maryland Ave., Suite 920, St. Louis, MO 63105
    Tykon, Inc.                           1133 Quail Court, Suite 315, Pewaukee, WI 53072
    Jewett Drug Co.                       217 Southeast Railroad Ave., Aberdeen, SD 57402

7. Each Borrower maintains Inventory at the following locations owned or leased by such Borrower:

    Address                                               Owner
    -------                                               -----
    15851 SW 41st, Suite 300, Davie, FL 33331             Leased
    217 Southeast Railroad Ave., Aberdeen, SD 57402       Leased

8. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

    None.

9. The following bailees, warehouseman, similar parties and consignees hold inventory of any Borrower or any Subsidiary:

    None.

                                  EXHIBIT C
                    JURISDICTIONS IN WHICH EACH BORROWER
                            AND ITS SUBSIDIARIES
                        ARE AUTHORIZED TO DO BUSINESS

-----------------------------------------------------------------------------------------
   NAME OF ENTITY & INCORPORATION STATE      AUTHORIZED JURISDICTIONS
-----------------------------------------------------------------------------------------
   D&K Healthcare Resources, Inc.
   Delaware corporation                      Florida
                                             Illinois
                                             Iowa
                                             Kentucky
                                             Minnesota
                                             Missouri
                                             North Dakota
                                             Tennessee
-----------------------------------------------------------------------------------------
   D&K Receivables Corporation                  Missouri
   Delaware corporation
-----------------------------------------------------------------------------------------
   VC Services, Inc.                         None
   Minnesota corporation
-----------------------------------------------------------------------------------------
   Jaron, Inc.                               New Jersey
   Florida Corporation                       Indiana (d/b/a Jaron, Inc. of Indiana)
                                             Minnesota (d/b/a Jaron, Inc. of Minnesota)
-----------------------------------------------------------------------------------------
   Jewett Drug Co.                           North Dakota
   South Dakota corporation
-----------------------------------------------------------------------------------------

                                  EXHIBIT D

                              CAPITAL STRUCTURE

1. The classes and number of authorized shares of each Borrower and each Subsidiary and the record owner of such shares are as follows:

Borrowers:
---------
----------------------------------------------------------------------------------------------------------
                           NUMBER OF SHARES                                             NUMBER OF SHARES
                              ISSUED AND                                                 AUTHORIZED BUT
    CLASS OF STOCK            OUTSTANDING                RECORD OWNERS                      UNISSUED
----------------------------------------------------------------------------------------------------------
   D&K - Preferred           0                   N/A                                       1,000,000
----------------------------------------------------------------------------------------------------------
   D&K - Common              4,219,631           Publicly held (approx 1800)               5,780,369
----------------------------------------------------------------------------------------------------------
   Jaron - Common            100                 D&K Healthcare Resources, Inc.            7,400
----------------------------------------------------------------------------------------------------------
   Jewett - Common           1,694 2/3           D&K Healthcare Resources, Inc.            805 1/3
----------------------------------------------------------------------------------------------------------

Subsidiaries:
------------
----------------------------------------------------------------------------------------------------------
                           NUMBER OF SHARES                                             NUMBER OF SHARES
                              ISSUED AND                                                 AUTHORIZED BUT
    CLASS OF STOCK            OUTSTANDING                RECORD OWNERS                      UNISSUED
----------------------------------------------------------------------------------------------------------
   VC Services - Common      100                 D&K Healthcare Resources, Inc.            0
----------------------------------------------------------------------------------------------------------
   D&K Receivables - Common  100                 D&K Healthcare Resources, Inc.            900
----------------------------------------------------------------------------------------------------------
   Tykon, Inc.               3000                D&K Healthcare Resources, Inc.            557,000
----------------------------------------------------------------------------------------------------------

2. The number, nature and holder of all other outstanding Securities of each Borrower and each Subsidiary are as follows:

    Not applicable.

3. The correct name and jurisdiction of incorporation of each Subsidiary of each Borrower and the percentage of its issued and outstanding shares owned by each Borrower are as follows:

--------------------------------------------------------------------
                                                    PERCENTAGE OF
                               JURISDICTION OF      SHARES OWNED
             NAME               INCORPORATION        BY BORROWER
--------------------------------------------------------------------
   Jaron, Inc.                   Florida                100%
--------------------------------------------------------------------
   VC Services, Inc.             Minnesota              100%
--------------------------------------------------------------------
   D&K Receivables Corporation   Delaware               100%
--------------------------------------------------------------------
   Jewett Drug Co.               South Dakota           100%
--------------------------------------------------------------------

4. The name of each of any Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

     Pharmaceutical Buyers, Inc.                   50% owner
     SourceTenn LLC                                50% owner
     Innovative Solutions in Healthcare, Inc.      7% owner

                                  EXHIBIT E

                               CORPORATE NAMES

1. D&K's correct corporate name, as registered with the Secretary of State of the State of Delaware, is:

    D&K Healthcare Resources, Inc.

2.  In the conduct of its business, D&K has used the following names:

    W. Kelly Company
    Delta Wholesale Drug, Inc.
    Twin Cities Wholesale Drug
    D&K Wholesale Drug, Inc.
    Wholesale Management Services, Inc.
    Northern Drug Company
    Krelitz Industries, Inc.
    D&K Receivables Corporation

3. Of D&K's Subsidiaries, the correct corporate name, as registered with the Secretary of State of the State of its incorporation of each, is:

    Jaron, Inc.
    Associated Pharmacies, Inc.
    Southwest Computer Systems, Inc.
    VC Services, Inc.
    D&K Receivables Corporation
    Jewett Drug Co.
    Tykon, Inc.

4. In the conduct of its business, each Subsidiary of D&K has used the following names:

    Associated Pharmacies, Inc.
    Jaron, Inc.
    D&K Receivables Corporation
    Southwest Computer Systems, Inc.
    Viking Computer Services, Inc.
    Jewett Drug Co., Inc.
    Jewett Drug Company

5. Jaron's correct corporate name, as registered with the Secretary of State of the State of Florida, is:

    Jaron, Inc.

6.  In the conduct of its business, Jaron has used the following names:

    Jaron, Inc.
    Advantage Diabetic Care

7. Of Jaron's Subsidiaries, the correct corporate name, as registered with the Secretary of State of the State of its incorporation of each, is:

    None.

8. In the conduct of its business, each Subsidiary of Jaron has used the following names:

    None.

                            EXHIBIT F

            TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES

          Subsidiary                                Number
          ----------                                ------
   Jaron, Inc.                                    65-0662045
   VC Services, Inc.                              41-1570883
   Associated Pharmacies, Inc.                    71-0399430
   Southwest Computer Systems, Inc.               71-0421763
   U.P.C., Inc.                                   41-1450776
   D&K Receivables Corporation                    43-1823550
   Jewett Drug Co.                                46-0151530
   Tykon, Inc.                                    39-1684076

                                  EXHIBIT G

                PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.  Each Borrower's and each Subsidiaries' patents:

    D&K owns the following patents:

    A.   HEMAGOSTAT PATENT, U.S. Pat. No. 4,316,473, issued 2/23/82.
         Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    B. EASEL PATENT, U.S. Pat. No. 4,332,364, issued 6/1/82. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    C. EASEL PATENT, Can. Pat. No. 1,116,041, issued 5/29/84. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    None of the Subsidiaries owns any patents or pending applications.

2.  Each Borrower's and each Subsidiaries' trademarks:

    D&K owns the following United States Trademark registrations:

    A.   MED-PLUS, U.S. Reg. No. 1,874,116.

    B. SCRIPTMASTER, U.S. Reg. No. 1,448,230. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    C. PRIME SOURCE, U.S. Reg. No. 1,458,654. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    D. ARMS RX, U.S. Reg. No. 1,775,083. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    E. PRIME SOURCE WIN!, U.S. Reg. No. 1,778,784. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    F.   D&K HEALTHCARE RESOURCES, INC. & DESIGN, U.S. Reg. No. 2,246,672.

    D&K owns the following state-registered trademarks:

    A. VIKING COMPUTER SERVICES, Minnesota Reg. No. 5,270. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    B. HEALTH SOURCE PHARMACIES, Minnesota Reg. No. 8,657. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

    C. SOURCE DRUGSTORES, Minnesota Reg. No. 8,665. Record owner is Krelitz Industries, Inc. Obtained by D&K by merger dated 5/1/98.

         In addition, D&K owns several unregistered common law trademarks.
         D&K is in the process of filing federal trademark applications for several marks based on use of the marks or an intent to use the marks in interstate commerce.

         None of the Subsidiaries owns any federal trademark registrations or pending applications or state trademark registrations. Some of the Subsidiaries own unregistered common law trademarks.

3.       Each Borrower's and each Subsidiaries' copyrights:

         D&K and the Subsidiaries may own copyrightable works or works protected by U.S. copyright law. However, neither D&K nor the Subsidiaries owns any registered copyrights.

                                  EXHIBIT H

          CONTRACTS RESTRICTING ANY BORROWER'S RIGHT TO INCUR DEBTS

Credit Agreements with Fleet Capital:

-   Securitization documents
-   Line of Credit

                                  EXHIBIT I

                                 LITIGATION

1. Actions, suits, proceedings and investigations pending against any Borrower or any Subsidiary:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    JURISDICTION OR
   TITLE OF ACTION                         NATURE OF ACTION           COMPLAINING PARTIES               TRIBUNAL
-----------------------------------------------------------------------------------------------------------------------
   E.H. Wyner Enterprises, Ltd.     Alleged breach of contract                                    Circuit Court of
   v. D&K Healthcare Resources                                                                    St. Louis County,
   and Martin D. Wilson                                                                           State of Missouri
-----------------------------------------------------------------------------------------------------------------------

2. The only threatened actions, suits, proceedings or investigations of which any Borrower or any Subsidiary is aware are as follows:

   None.

                                  EXHIBIT J

                              CAPITALIZED LEASES

Each Borrower and each Subsidiary has the following capitalized leases:

-------------------------------------------------------------------------------------------------
     LESSEE                     LESSOR                  TERM OF LEASE      PROPERTY COVERED
-------------------------------------------------------------------------------------------------
Jewett Drug Co.      Jewett Family Investments, LLC    1/1/97-12/31/06    Aberdeen Facility
-------------------------------------------------------------------------------------------------
Jewett Drug Co.      Jewett Family Investments, LLC    7/1/97-6/30/07     Sioux Falls Facility
-------------------------------------------------------------------------------------------------

                                  EXHIBIT K

                               OPERATING LEASES

Each Borrower and each Subsidiary has the following operating leases:

                                                TERM OF
LESSEE               LESSOR                      LEASE         PROPERTY COVERED
------               ------                     -------        ----------------

D&K Healthcare       Trammell Crow Co           7/97-6/03      St. Louis Corporate office

D&K Healthcare       Enterprise Leasing         2/99-5/02      executive auto - JHA

D&K Healthcare       Enterprise Leasing         1/99-1/03      executive auto - CML

D&K Healthcare       Enterprise Leasing         2/99-2/02      executive auto - TLH

D&K Healthcare       Enterprise Leasing         8/00-8/03      executive auto - JL

D&K Healthcare       First Star Leasing         2/00-2/03      executive auto - JC

D&K Healthcare       Debis Financial            8/99-11/02     executive auto - BL

D&K Healthcare       Compass Financial          2/99-5/02      executive auto - MW
                     Services

D&K Healthcare       GE Capital                 9/96-4/01      executive auto - RH

D&K Healthcare       GE Capital                 4/97-4/02      executive auto -

D&K Healthcare       Fleet Capital              7/99-6/06      Aircraft

D&K Healthcare       Pitney Bowes               4/99-7/02      Mail machine

D&K Healthcare       CIT Leasing                5/00-5/03      AS/400's

D&K Healthcare       IOS Capital                10/99-10/01    Fax 9th floor

D&K Healthcare       IOS Capital                8/99-10/01     Fax 11th floor

D&K Healthcare       IOS Capital                2/99-2/01      Copier 9th floor

D&K Healthcare       IOS Capital                7/99-7/01      Copier 11th floor

                                      1


D&K Healthcare       American Technology        3/99-3/03      Phone equipment

D&K Healthcare       NTFC Capital               9/98-9/01      Phone system

D&K Healthcare       West Cape Development      12/96-11/06    Cape Girardeau, MO DC

D&K Healthcare       Ascom Hasler Leasing       12/96-12/01    mail machine

D&K Healthcare       Scheffers Financial        11/98-10/01    fax machine

D&K Healthcare       De Lage Landen             2/00-1/03      fax machine

D&K Healthcare       Nissan Motor               11/99-10/02    executive auto-Raden

D&K Healthcare       GMAC                       3/27-2/03      executive auto - Davis

D&K Healthcare       GE Capital Lease           1/98-1/01      sales auto - Cantrell

D&K Healthcare       Deco Waste                 11/96-10/01    trash compactor

D&K Healthcare       Westin Management          2/00-1/01      St. Louis Depot

D&K Healthcare       Fleet Capital Leasing      7/00-6/05      Lexington, KY DC

D&K Healthcare       Fleet Capital Leasing      7/00-6/05      Warehouse Equipment

D&K Healthcare       Fifth Third Bank           10/98-10/03    Hindo Box Truck

D&K Healthcare       Fifth Third Bank           11/99-12/03    Executive auto - G. Eadie

D&K Healthcare       Duplicator Sales           1/99-1/02      copier

D&K Healthcare       Chrysler Financial         11/99-10/02    executive auto - T. Terry

D&K Healthcare       Enterprise fleet Service   4/00-3/03      sales auto - M. Wilmot

D&K Healthcare       Enterprise fleet service   7/99-6/01      sales auto - T. Ashworth

D&K Healthcare       GE Capital                 9/97-9/00      sales auto - N. Murphy

D&K Healthcare       GE Capital                 12/97-12/00    sales auto - M. Carter

D&K Healthcare       Crown Credit               1/00-12/04     Fork Lift

D&K Healthcare       Enterprise Fleet           5/99-5/02      sales auto - J. Hall

                                      2


D&K Healthcare       GE Capital                 6/97-6/00      delivery auto

D&K Healthcare       GE Capital                 6/97-6/00      delivery auto

D&K Healthcare       GE Capital                 6/97-6/00      delivery auto

D&K Healthcare       GE Capital                 6/97-6/00      delivery auto

D&K Healthcare       GE Capital                 7/97-7/00      delivery auto

D&K Healthcare       GE Capital                 8/97-8/00      delivery auto

D&K Healthcare       GE Capital                 8/97-8/00      delivery auto

D&K Healthcare       GE Capital                 8/97-10/01     delivery auto

D&K Healthcare       GE Capital                 8/97-10/01     delivery auto

D&K Healthcare       GE Capital                 8/97-10/01     delivery auto

D&K Healthcare       GE Capital                 2/1/00-1/03    delivery auto

D&K Healthcare       GE Capital                 2/00-1/03      delivery auto

D&K Healthcare       Pitney Bowes               4/99-4/01      Mail Machine

D&K Healthcare       Pitney Bowes               8/99-8/01      Copier

D&K Healthcare       Pitney Bowes               12/99-12/01    Copier

D&K Healthcare       GE Capital                 5/98-5/01      sales auto - M.D.

D&K Healthcare       GE Capital                 5/98-5/02      executive auto - K.D.

D&K Healthcare       GE Capital                 5/98-06/02     sales auto-B.M.

D&K Healthcare       GE Capital                 5/98-10/02     sales auto-T.G.

D&K Healthcare       GE Capital                 5/98-11/02     sales auto-J.O.

D&K Healthcare       GE Capital                 5/98-4/03      sales auto-T.S.

D&K Healthcare       GE Capital                 5/98-7/03      sales auto-D.D.

D&K Healthcare       Butters                    8/99-7/04      Davie, Florida DC

                                      3


D&K Healthcare       BSFS                       9/99-8/04      telephone equipment

D&K Healthcare       American Honda             6/00-9/03      executive auto - R. Plotnick

D&K Healthcare       Conseco                    1/00-12/02     office equipment

D&K Healthcare       Crown                      1/00-12/04     Warehouse equipment

Jewett               Pitney Bowes               9/98-9/01      mailing machine

Jewett               Midland Lease Co           9/98-2/01      1999 chevy lumina

Jewett               Midland Lease Co           11/98-11/01    1999 chevy tahoe

Jewett               Midland Lease Co           11/98-11/01    1999 chevy van

Jewett               Midland Lease Co           12/99-3/02     1992 dodge caravan

Jewett               Midland Lease Co           8/99-8/02      1999 suburban

Jewett               Midland Lease Co           10/99-9/01     2000 malibu

Jewett               Midland Lease Co           2/99-7/01      1999 lumina

Jewett               Midland Lease Co           1/99-5/02      scanner & printer

Jewett               Information Leasing        1/98-2/01      computer equipment
                     Corporation

Jewett               Working Capital            1/98-1/01      computer equipment server

Tykon                Meadow Ridge               6/99-4/04      Tykon office

Viking               Westwood Lake              4/00-3/05      Viking office

Viking               Great American Leasing     12/99-11/04    telephone system

Viking               Green Tree vendor          3/98-2/03      copier
                     services

                                  EXHIBIT L

                                PENSION PLANS

Each Borrower and each Subsidiary has the following Plans:

-------------------------------------------------------------------------
            PARTY                       TYPE OF PLAN
-------------------------------------------------------------------------
Borrower
-------------------------------------------------------------------------
D&K Wholesale Drug, Inc.      401(k) Profit Sharing Plan
-------------------------------------------------------------------------
D&K Wholesale Drug, Inc.      Flexible Benefit Plan (Section 125 plan)
-------------------------------------------------------------------------
Jewett Drug Co.               Retirement Plan (401(k) plan)
                              Flexible Benefit Plan (Section 125 plan)
-------------------------------------------------------------------------
[Subsidiaries]
-------------------------------------------------------------------------

                                  EXHIBIT M

            COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

1. Each Borrower and each Subsidiary is a party to the following collective bargaining agreements:

    D&K Healthcare Resources' union contract with Miscellaneous Drivers, Helpers and Warehousemen's Union Local 638 with a term expiring 3/03.

    Jewett Drug Co.'s union contract with the General Drivers and Helpers Union Local 749 with a term expiring 2/04.

    In June 2000, the National Labor Relations Board certified the United Steel Workers of America as the collective bargaining representative FOR approximately 39 of D&K Healthcare Resources' employees in Cape Girardeau, MO.

2. Material grievances, disputes of controversies with employees are as follows:

    None.

3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:

    None.

                                  EXHIBIT N

                            ENVIRONMENTAL MATTERS

None.

                                  EXHIBIT O

                            COMPLIANCE CERTIFICATE

                            [Letterhead of D & K]

                           __________________, 19__


Fleet Capital Corporation
20800 Swenson Drive, Suite 350
Waukesha, WI  53186
Attention:  Loan Administration Manager


    The undersigned, the chief financial officer of D & K Healthcare Resources, Inc., a Delaware corporation ("D&K"), gives this certificate to Fleet Capital Corporation ("Lender") in accordance with the requirements of subsection 8.1.2 of that certain Loan and Security Agreement dated ______________, 19__, among D&K, Jaron, Inc., Jewett Drug Co. and
_______________ (collectively with D&K, the "Borrowers") and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

    1. Based upon my review of the balance sheets and statements of income of Borrowers for the [fiscal year] [quarterly period] ending
__________________, 19__, copies of which are attached hereto, I hereby certify that:

         (a)   The Current Ratio is ____ to 1;

         (b)   The Interest Coverage Ratio is ____ to ____;

         (c)   Annual Fixed Charge Ratio as of June 30 is ____ to ____;

         (d) Inventory Turnover as of every fiscal quarter was no less than six times;

         (e) Capital Expenditures during the period and for the fiscal year to date total $__________ and $__________, respectively.

    2.   No Default exists on the date hereof, other than:
________________________________________________ [if none, so state]; and

    3. No Event of Default exists on the date hereof, other than ____________________________________________________ [if none, so state].


                                    Very truly yours,

                                    _______________________________
                                    Chief Financial Officer

                                  EXHIBIT P

                               PERMITTED LIENS

-----------------------------------------------------------------------------
              SECURED PARTY                       NATURE OF LIEN
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                      1